UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09401

Name of Fund: BlackRock Strategic Municipal Trust (BSD)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Municipal Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2015

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended October 31, 2014

Municipal Market Conditions

The latter months of 2013 were challenging for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve (the “Fed”) would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the new year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Despite starting the period with negative flows, municipal bond funds finished the 12-month period ended October 31, 2014 with net inflows of approximately $6.5 (based on data from the Investment Company Institute).
High levels of interest rate volatility in the latter half of 2013, particularly on the long end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended October 31 remained relatively strong at $317 billion (albeit meaningfully lower than the $342 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 45%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index Total Returns as of October 31, 2014 6 months: 3.54% 12 months: 7.94%

A Closer Look at Yields

From October 31, 2013 to October 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 103 basis points (“bps”) from 4.04% to 3.01%, while 10-year rates decreased 37 bps from 2.44% to 2.07% and 5-year rates increased 6 bps from 1.06% to 1.12% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 105 bps and the spread between 2- and 10-year maturities flattened by 39 bps.

During the same time period, U.S. Treasury rates fell by 57 bps on 30-year and 22 bps on 10-year bonds, while moving up 28 bp in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments given their lower sensitivity to interest rate movements. More broadly, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	5

Trust Summary as of October 31, 2014	BlackRock Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended October 31, 2014, the Trust returned 9.09% based on market price and 8.84% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Trust’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Trust’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those with shorter maturities. Bonds rated in the mid-investment grade category contributed significantly to returns, followed by more highly-rated bonds. Concentrations in the tax-backed, health care and transportation sectors also were among the leading contributors to performance.
•	In the strong market environment, there were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2014 ($15.71)[1]	6.11%
Tax Equivalent Yield[2]	10.80%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of October 31, 2014[4]	36%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Investment Quality Municipal Trust Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$15.71	$14.86	5.72%	$15.80	$14.74
Net Asset Value	$16.18	$15.34	5.48%	$16.47	$15.34

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Health	24%	24%
County/City/Special District/School District	21	15
Education	14	15
Transportation	14	14
Utilities	11	11
State	7	10
Corporate	7	8
Tobacco	2	2
Housing	—	1

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	2%
2015	2
2016	3
2017	3
2018	10
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	4%	6%
AA/Aa	48	41
A	33	37
BBB/Baa	8	8
BB/Ba	2	2
B	1	1
N/R2	4	5
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $6,639,715 and $9,623,658, each representing 2%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	7

Trust Summary as of October 31, 2014	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended October 31, 2014, the Trust returned 3.23% based on market price and 7.88% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. Leverage, which represents a significant element of the Trust’s investment strategy, provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Trust’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Trust’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those with shorter maturities. Investment grade bonds represent the bulk of the Trust’s holdings, which contributed significantly to overall results. Concentrations in the utilities, health care, transportation, tax-backed and corporate-related sectors also were among the leading contributors to performance.
•	The Trust maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2014 ($11.28)[1]	6.17%
Tax Equivalent Yield[2]	10.90%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Economic Leverage as of October 31, 2014[4]	34%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$11.28	$11.29	(0.09)%	$11.56	$10.86
Net Asset Value	$12.55	$12.02	4.41%	$12.69	$12.02

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Health	22%	22%
Utilities	19	18
Transportation	17	16
State	13	16
Education	10	10
County/City/Special District/School District	7	5
Corporate	7	7
Tobacco	3	3
Housing	2	3

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	1%
2015	8
2016	12
2017	3
2018	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	15%	14%
AA/Aa	51	48
A	14	19
BBB/Baa	9	8
BB/Ba	3	3
B	2	3
N/R	6	5	[2]
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,092,462 representing less than 1%, respectively of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	9

Trust Summary as of October 31, 2014	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the six-month period ended October 31, 2014, the Trust returned (1.03)% based on market price and 3.49% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 2.06% based on market price and 5.24% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Trust’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise when rates fall.) Investment grade bonds represent the bulk of the Trust’s holdings, which contributed significantly to overall results. Concentrations in the transportation, corporate, health care and utilities sectors were among the top contributors to performance.
•	There were no material detractors from the Trust’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of October 31, 2014 ($16.10)[1]	4.02%
Tax Equivalent Yield[2]	7.10%
Current Monthly Distribution per Common Share[3]	$0.054
Current Annualized Distribution per Common Share[3]	$0.648
Economic Leverage as of October 31, 2014[4]	16%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$16.10	$16.61	(3.07)%	$16.96	$15.70
Net Asset Value	$16.44	$16.22	1.36%	$16.54	$16.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Utilities	16%	16%
Transportation	15	16
State	15	15
Corporate	14	15
Health	12	12
County/City/Special District/School District	12	11
Education	7	7
Housing	5	5
Tobacco	4	3

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	2%
2015	3
2016	11
2017	4
2018	5
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	9%	9%
AA/Aa	25	25
A	41	44
BBB/Baa	16	14
BB/Ba	1	1
B	1	—
N/R2	7	7
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $6,675,032 and $7,117,114, each representing 2%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	11

Trust Summary as of October 31, 2014	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended October 31, 2014, the Trust returned 5.45% based on market price and 8.24% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. Leverage, which represents a significant element of the Trust’s investment strategy, provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Trust’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Trust’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those with shorter maturities. Investment grade bonds represent the bulk of the Trust’s holdings, which contributed significantly to overall results. Concentrations in the transportation, health care, utilities, tax-backed and corporate-related sectors also were among the leading contributors to performance.
•	The Trust maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2014 ($13.85)[1]	6.51%
Tax Equivalent Yield[2]	11.50%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of October 31, 2014[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
12	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$13.85	$13.57	2.06%	$14.00	$13.38
Net Asset Value	$14.95	$14.27	4.77%	$15.13	$14.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Transportation	21%	19%
Health	15	18
Utilities	14	16
Corporate	12	10
County/City/Special District/School District	12	11
State	12	11
Education	8	9
Tobacco	4	4
Housing	2	2

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	6%
2015	2
2016	6
2017	4
2018	4
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	10%	11%
AA/Aa	40	34
A	23	28
BBB/Baa	14	14
BB/Ba	3	3
B	1	2
N/R2	9	8
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $11,306,351 and $10,907,913, each representing 1%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	13

Trust Summary as of October 31, 2014	BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the six-month period ended October 31, 2014, the Trust returned 1.93% based on market price and 6.95% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 1.96% based on market price and 6.30% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Trust’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise when rates fall.) The Trust’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. Its positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those possessing shorter maturities. Investment grade bonds represent the bulk of the Trust’s holdings, which contributed significantly to overall results. Concentrations in the health care, education, tax-backed and transportation sectors were among the top contributors to performance.
•	The Trust maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2014 ($12.78)[1]	5.73%
Tax Equivalent Yield[2]	10.44%
Current Monthly Distribution per Common Share[3]	$0.061
Current Annualized Distribution per Common Share[3]	$0.732
Economic Leverage as of October 31, 2014[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
14	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Pennsylvania Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$12.78	$12.90	(0.93)%	$13.21	$12.52
Net Asset Value	$14.74	$14.18	3.95%	$14.96	$14.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Health	24%	24%
State	18	16
Education	18	19
County/City/Special District/School District	13	11
Transportation	11	13
Housing	9	11
Corporate	4	3
Utilities	3	3

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	2%
2015	2
2016	4
2017	1
2018	9
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	2%	2%
AA/Aa	60	63
A	27	24
BBB/Baa	9	9
N/R2	2	2
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $554,845 and $537,960, each representing 1%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	15

Trust Summary as of October 31, 2014	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the six-month period ended October 31, 2014, the Trust returned 5.53% based on market price and 8.26% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. Leverage, which represents a significant element of the Trust’s investment strategy, provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Trust’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Trust’s positioning along the yield curve, which favored longer-dated bonds, aided performance as longer-dated bonds generally outperformed those with shorter maturities. Investment grade bonds represent the bulk of the Trust’s holdings, which contributed significantly to overall results. Concentrations in the transportation, health care, utilities, tax-backed and corporate-related sectors were among the leading contributors to performance.
•	The Trust maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2014 ($13.54)[1]	6.56%
Tax Equivalent Yield[2]	11.59%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of October 31, 2014[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
16	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$13.54	$13.26	2.11%	$13.79	$13.01
Net Asset Value	$14.78	$14.11	4.75%	$14.96	$14.11

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Transportation	25%	21%
Health	18	20
Utilities	13	13
Corporate	12	10
State	11	11
Education	9	11
County/City/Special District/School District	8	10
Tobacco	4	4

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	3%
2015	3
2016	7
2017	5
2018	7
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	11%	12%
AA/Aa	38	36
A	25	26
BBB/Baa	13	12
BB/Ba	4	4
B	2	3
N/R2	7	7
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $2,960,804 and $2,878,997, each representing 2%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	17

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$2,039,207
6.00%, 6/01/39	500	582,160
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,316,387
		3,937,754
Arizona — 7.2%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	475	557,242
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,542,220
County of Pima Arizona IDA, Refunding, IDRB, Tucson Electric Power Co. Project, Remarketing, Series B, 5.75%, 9/01/29	1,375	1,383,855
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,084,575
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,181,701
5.00%, 12/01/37	4,585	5,182,150
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	1,100	1,212,002
University Medical Center Corp., RB, 6.50%, 7/01/39	750	876,652
University Medical Center Corp., Refunding RB, 6.00%, 7/01/39	1,600	1,843,104
		19,863,501
Arkansas — 3.6%
Arkansas State University, RB, Jonesboro Campus, Series B:
4.00%, 12/01/28	600	640,494
4.88%, 12/01/43	1,010	1,101,627
City of Benton Arkansas, RB, 4.00%, 6/01/39	1,355	1,428,929
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,800	2,008,494
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	3,230	3,299,574
University of Arkansas, RB, Fort Smith Campus, Series B, 4.00%, 6/01/39	1,380	1,421,428
		9,900,546
California — 16.5%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,769,476
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (a)	1,500	1,379,895
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	3,000	3,414,990
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	2,100	2,320,857
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (b)	7,090	95,715

Municipal Bonds	Par (000)	Value
California (concluded)
Dinuba California Unified School District, GO, Election of 2006 (AGM), 5.75%, 8/01/33	$535	$627,849
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (a)	2,475	2,017,744
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (b)	12,000	4,131,840
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (b)	2,270	1,256,649
0.00%, 8/01/33 (b)	4,250	1,520,863
0.00%, 8/01/39 (a)	3,000	2,185,650
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (a)	4,200	4,127,508
State of California, GO, Various Purposes:
5.75%, 4/01/31	3,000	3,545,670
6.50%, 4/01/33	2,900	3,548,005
5.00%, 2/01/38	2,000	2,254,480
5.50%, 3/01/40	3,650	4,217,100
State of California, Refunding, GO, Various Purposes:
6.00%, 3/01/33	2,270	2,783,815
4.00%, 10/01/44	3,500	3,571,820
		45,769,926
Colorado — 1.3%
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	847,965
University of Northern Colorado Greely, Refunding RB, Institutional Enterprise, Series A, 4.00%, 6/01/35	2,500	2,617,575
		3,465,540
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	150	163,455
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,036,393
		1,199,848
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	2,047,698
Florida — 11.4%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	3,700	3,725,308
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/28	3,000	3,350,310
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/32 (b)	4,225	1,695,028
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/33 (b)	4,000	1,520,000
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/34 (b)	4,580	1,653,014
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/35 (b)	5,000	1,710,600

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	IDRB	Industrial Development Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	GARB	General Airport Revenue Bonds	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	HDA	Housing Development Authority	PILOT	Payment in Lieu of Taxes
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	RB	Revenue Bonds
COP	Certificates of Participation	IDA	Industrial Development Authority	SAN	State Aid Notes
EDA	Economic Development Authority	IDB	Industrial Development Board	S/F	Single-Family

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, RB (concluded):
CAB, Subordinate Special Obligation, 0.00%, 10/01/32 (b)	$5,000	$2,264,550
CAB, Subordinate Special Obligation, 0.00%, 10/01/33 (b)	15,375	6,588,802
Series B, AMT, 6.00%, 10/01/32	3,000	3,618,600
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	215,304
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 4.75%, 10/01/32	5,000	5,279,500
		31,621,016
Georgia — 0.7%
Private Colleges & Universities Authority, RB, Savanah Colleges of Art RB, 4.00%, 4/01/32	1,870	1,882,510
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	653,700
Idaho — 4.2%
Idaho Health Facilities Authority, RB, St Lukes Health systems Project Series A, 5.00%, 3/01/39	7,970	8,682,518
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	2,500	2,915,975
		11,598,493
Illinois — 9.3%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (c)	5,000	6,202,500
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	3,000	3,060,240
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	1,735	1,866,964
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,122,250
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 11/01/39	1,200	1,391,148
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	345	344,966
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,490	1,694,532
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,643,385
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,434,250
6.00%, 6/01/28	1,700	1,994,814
State of Illinois, GO, 5.00%, 2/01/39	1,000	1,055,240
		25,810,289
Indiana — 0.5%
Indiana Finance Authority, Refunding RB, U.S. Steel Corp. Project, 6.00%, 12/01/26	1,350	1,495,746
Iowa — 1.4%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	1,355	1,482,275
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	965	992,310
6.00%, 9/01/39	1,500	1,542,135
		4,016,720

Municipal Bonds	Par (000)	Value
Kansas — 3.1%
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/39	$6,000	$6,725,160
County of Wyandotte-Kansas City Unified Government Utility System, Refunding RB, Series A, 5.00%, 9/01/44	600	667,962
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/28	1,155	1,286,982
		8,680,104
Kentucky — 5.2%
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/18 (d)	2,250	2,639,228
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,880,386
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23 (b)	8,500	6,368,030
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier (a):
0.00%, 7/01/34	1,000	702,020
Series C, 0.00%, 7/01/39	1,395	958,058
		14,547,722
Louisiana — 1.6%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	1,790	2,011,584
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,852,412
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	668,412
		4,532,408
Maryland — 0.2%
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	260	264,043
5.25%, 7/01/44	260	263,523
		527,566
Michigan — 3.7%
Michigan Finance Authority, Detroit Water and Sewage Disposal System, RB, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	360	370,130
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,284,253
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (d)	2,750	3,516,178
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,875	2,188,556
		10,359,117
Minnesota — 1.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,250	2,645,752
University of Minnesota, GO, Series B, 4.00%, 1/01/35	1,880	1,995,526
		4,641,278
Mississippi — 3.3%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	671,178

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Mississippi (concluded)
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	$1,910	$2,088,241
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,932,182
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	3,150	3,554,145
		9,245,746
Missouri — 2.9%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,449,616
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	557,225
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	508,493
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	826,448
Heartland Regional Medical Center, 4.13%, 2/15/43	1,100	1,118,667
University of Central Missouri, Series C-2, 4.00%, 10/01/28	600	637,446
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,680,780
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	1,200	1,316,004
		8,094,679
Montana — 1.2%
State of Montana Board of Regents, RB, 5.00%, 11/15/43	2,820	3,208,540
Nebraska — 2.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	970,002
Douglas County Hospital Authority No 2, RB, Madonna Rehabilitation Hospital Project Series 2014:
4.00%, 5/15/33	1,945	1,966,531
5.00%, 5/15/44	750	810,833
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	2,535	2,908,963
4.00%, 1/01/44	600	616,698
		7,273,027
Nevada — 1.0%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,500	1,575,735
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,118,846
		2,694,581
New Jersey — 4.1%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (e)(f)	1,510	76,708
New Jersey EDA, RB:
4.00%, 6/15/35	300	301,812
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,335	1,415,047
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	990	1,074,348
Rutgers—The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	670	762,386
The Goethals Bridge Replacement Project, AMT (AGM), 5.13%, 7/01/42	300	327,354

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (d):
7.13%, 6/01/19	$950	$1,206,681
7.50%, 6/01/19	1,225	1,576,477
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	770	856,394
5.00%, 7/01/25	500	570,045
5.63%, 7/01/37	2,560	2,905,267
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	290	301,530
		11,374,049
New York — 9.7%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (e)(f)	725	9,055
City of New York New York, GO, Refunding Series J, 5.00%, 8/01/27	2,000	2,398,100
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	600	702,804
5.00%, 8/01/35	2,380	2,714,319
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (g)	2,600	2,836,132
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium:
(AGC), 6.50%, 1/01/46	300	349,389
(AMBAC), 5.00%, 1/01/39	1,900	1,950,483
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,600	1,761,424
Hudson Yards Infrastructure Corp., RB, Series A (AGM), 5.00%, 2/15/47	1,250	1,338,512
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,819,916
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	5,460	6,257,761
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,415,137
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (h)(i)	640	649,965
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/42	1,000	1,109,970
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (h)	600	617,892
		26,930,859
North Carolina — 2.0%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,175	2,179,785
North Carolina Medical Care Commission, Refunding RB:
Health Care Facilities, Novant Health Obligated Group, Series A, 4.00%, 11/01/46	1,500	1,469,130
University Health System, Series D, 6.25%, 12/01/33	1,750	2,021,092
		5,670,007
North Dakota — 0.5%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	600	581,346

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
North Dakota (concluded)
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/35	$720	$777,463
		1,358,809
Ohio — 1.1%
City of Dayton OH Airport Refunding ARB, James M. Cox Dayton international Airport, AMT, 4.00%, 12/01/32	3,000	3,038,970
Oklahoma — 1.0%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,050	1,083,957
Stillwater Utilities Authority, RB, Series A, 4.00%, 10/01/42	1,750	1,825,723
		2,909,680
Oregon — 2.3%
Central Oregon Community College District, GO, 4.00%, 6/01/40	800	831,224
County of Umatilla Pendleton Oregon School District No. 16R, GO, Series A:
5.00%, 6/15/37	1,500	1,744,995
4.00%, 6/15/38	2,365	2,482,540
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,459,663
		6,518,422
Pennsylvania — 3.8%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,925,136
Delaware River Port Authority, RB:
4.50%, 1/01/32	3,000	3,315,150
Series D (AGM), 5.00%, 1/01/40	3,640	4,041,201
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31 (b)(c)	500	304,665
		10,586,152
Rhode Island — 2.9%
Narragansett Bay Commission, Refunding RB, Series B, 4.00%, 9/01/34	2,910	3,005,564
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	3,000	3,539,100
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,460,300
		8,004,964
Tennessee — 2.5%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,330,530
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,245,469
5.38%, 11/01/28	1,000	1,098,310
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,292,880
		6,967,189
Texas — 10.5%
City of Denton, GO, 4.00%, 2/15/44	250	254,655
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (d):
7.13%, 12/01/18	1,000	1,246,190
7.25%, 12/01/18	2,650	3,315,627

Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (b)	$5,000	$1,396,000
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,200	2,530,264
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (b)	16,780	5,703,186
Leander ISD, GO, Refunding, CAB Series D, 0.00%, 8/15/35 (b)	6,000	2,498,700
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,545	1,656,055
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,321,294
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/31 (b)	15,000	5,510,250
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,618,300
		29,050,521
Vermont — 3.4%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	5,650	5,918,657
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	2,420	2,582,358
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 6/15/32	1,050	1,064,648
		9,565,663
Virginia — 1.7%
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	1,000	988,200
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,755	1,992,732
Winchester EDA, Refunding RB, Valley Health System Obligation, Series A, 5.00%, 1/01/44	1,500	1,665,135
		4,646,067
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,418,423
West Virginia — 1.3%
City of Wheeling West Virginia Waterworks & Sewerage System, RB, 5.00%, 6/01/38	1,800	2,000,052
West Virginia Hospital Finance Authority, Refunding RB, Valley Health System Obligation Group, Series 2014, 5.00%, 1/01/44	1,350	1,489,739
		3,489,791
Wisconsin — 1.4%
WPPI Energy Power Supply Systems, Refunding RB, Series A:
5.00%, 7/01/35	1,330	1,518,142
5.00%, 7/01/36	670	761,803
5.00%, 7/01/37	1,330	1,509,883
		3,789,828
Total Municipal Bonds — 134.4%		373,387,449

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	21

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
California — 2.0%
State Of California, GO, Go, Various Purposes (NPFGC), 5.00%, 6/01/37	$5,000	$5,424,500
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,583,847
Minnesota — 2.1%
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,739,443
New Jersey — 1.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (k)	2,861	3,166,565
New York — 9.3%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	1,600	1,707,808
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	690	794,341
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,000	4,455,970
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	935,771
Series A, 4.75%, 6/15/30	4,000	4,361,800
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	1,750	2,014,770
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	5,141,700
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	3,359	3,741,410

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
New York (concluded)
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	$2,360	$2,740,456
		25,894,026
Ohio — 1.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,845,653
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,872,298
		4,717,951
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,380	2,653,629
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.2%		53,179,961
Total Long-Term Investments (Cost — $385,291,634) — 153.6%		426,567,410

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (l)(m)	2,247,296	2,247,296
Total Short-Term Securities (Cost — $2,247,296) — 0.8%		2,247,296
Total Investments (Cost — $387,538,930) — 154.4%		428,814,706
Other Assets Less Liabilities — 1.2%		3,499,343
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.3%)		(28,691,129)
VMTP Shares, at Liquidation Value — (45.3%)		(125,900,000)
Net Assets Applicable to Common Shares — 100.0%		$277,722,920

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal or U.S. Treasury obligations.
(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(g)	Variable rate security. Rate shown is as of report date.
(h)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$649,965	$9,965

(j)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire from to February 15, 2019 to June 15, 2019 is $3,148,884.

(l)	Represents the current yield as of report date.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(m)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	7,042,672	(4,795,376)	2,247,296	$1,055

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(357)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$45,110,297	$156,239

•
Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$—	$426,567,410	—	$426,567,410
Short-Term Securities	2,247,296	—	—	2,247,296
Total	$2,247,296	$426,567,410	—	$428,814,706
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$156,239	—	—	$156,239
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$436,000	—	—	$436,000
Liabilities:
TOB trust certificates	—	$(28,684,555)	—	(28,684,555)
VMTP Shares	—	(125,900,000)	—	(125,900,000)
Total	$436,000	$(154,584,555)	—	$(154,148,555)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	23

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$519,532
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,655	1,802,063
		2,321,595
California — 5.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	448,267
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,257,443
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	680	794,974
St. Joseph Health System, 5.00%, 7/01/33	435	499,872
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	180	183,739
California Municipal Finance Authority Mobile Home Park, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	70	77,026
5.25%, 8/15/49	175	191,299
California Pollution Control Financing Authority, RB (a):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	440	453,856
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	360	384,408
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	270	308,688
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	194,505
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38 (b)	3,725	1,378,399
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,446,900
State of California Public Works Board, LRB, Various Capital Project:
Series I, 5.00%, 11/01/38	355	398,431
Sub-Series I-1, 6.38%, 11/01/34	400	493,956
		9,511,763
Colorado — 0.8%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	65	69,126
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,214,652
		1,283,778
Delaware — 1.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	853,208
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,240	1,326,304
		2,179,512
District of Columbia — 3.3%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	550	550,913
7.50%, 1/01/39	500	500,620
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	301,262
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	800,850
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.25%, 5/15/24	2,065	2,062,729

Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	$170	$183,173
5.25%, 10/01/44	1,000	1,093,980
		5,493,527
Florida — 2.0%
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,080	1,314,986
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (c)	95	69,578
Convertible CAB, Series A3, 0.00%, 5/01/40 (c)	225	134,271
Convertible CAB, Series A4, 0.00%, 5/01/40 (c)	120	53,010
Series A1, 6.65%, 5/01/40	355	362,228
Tolomato Community Development District (d)(e):
Series 1, 6.65%, 5/01/40	15	15,395
Series 2, 6.65%, 5/01/40	815	483,939
Series 3, 6.65%, 5/01/40	275	3
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	865	878,174
		3,311,584
Guam — 1.3%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	640	720,019
5.50%, 7/01/43	1,065	1,201,757
Territory of Guam, GO, Series A, 6.00%, 11/15/19	200	220,966
		2,142,742
Illinois — 10.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,852,575
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	480	488,645
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	1,090	1,142,440
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	280	305,065
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,150	1,186,294
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	404,010
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,875	2,028,975
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	403,172
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	1,845	2,024,943
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	550	622,677
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	910,347
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	1,790	1,887,036
Series B-2, 5.00%, 6/15/50	600	630,534
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 6/01/23	180	210,546
State of Illinois, GO, 5.00%, 2/01/39	745	786,154
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	215	242,099
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	390	435,579
5.00%, 4/01/44	475	526,100
		17,087,191

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Indiana — 3.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$365	$416,235
7.00%, 1/01/44	885	1,011,006
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,474,615
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	168,496
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	546,458
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	321,508
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	600	678,684
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	401,159
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	496,260
		5,514,421
Iowa — 2.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	340	363,208
5.50%, 12/01/22	830	879,426
5.25%, 12/01/25	660	710,312
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	765	830,507
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,765	1,484,683
		4,268,136
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	440	496,597
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (c)	565	384,104
		880,701
Louisiana — 3.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	2,000	2,239,280
Series A-1, 6.50%, 11/01/35	1,135	1,343,443
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	383,505
5.25%, 5/15/31	300	325,875
5.25%, 5/15/32	380	415,610
5.25%, 5/15/33	415	452,130
5.25%, 5/15/35	945	1,035,947
		6,195,790
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,085,537
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	1,045,602
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,105,790
		2,151,392

Municipal Bonds	Par (000)	Value
Michigan — 2.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$1,970	$2,114,952
Michigan Finance Authority, RB, Senior Lien C-1, 5.00%, 7/01/44	410	430,738
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (f)	1,400	1,790,054
		4,335,744
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	94,742
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	126,197
		220,939
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	285	312,959
New Jersey — 2.1%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,511,957
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	903,943
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	845	935,381
Rutgers—The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	185	208,584
		3,559,865
New York — 7.2%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (g)	4,000	4,363,280
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,005,450
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,292,332
5.25%, 11/15/39	400	458,444
New York Liberty Development Corp., Refunding RB:
5.15%, 11/15/34 (a)(h)	160	162,491
5.38%, 11/15/40 (a)(h)	395	404,192
5.00%, 11/15/44 (a)(h)	1,950	1,959,126
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	475,486
New York State Dormitory Authority, RB, Series A, 5.25%, 7/01/48	1,000	1,118,850
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	846,092
		12,085,743
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	480	540,480
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	293,717
		834,197
Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	2,295	1,807,198
See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Ohio (concluded)
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	$2,650	$2,960,129
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,014,800
		5,782,127
Pennsylvania — 0.7%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	580	611,111
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	579,691
		1,190,802
South Carolina — 1.2%
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,830	2,084,187
Texas — 6.9%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	1,500	120,000
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	730	850,114
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	525	602,668
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	283,058
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	210	244,285
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	700	805,084
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (b)	5,200	1,863,212
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,390	1,668,042
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (NPFGC), 0.00%, 11/15/34 (b)	3,000	1,095,540
HFDC of Central Texas, Inc., RB, Village at Gleannloch Farms, Series A, 5.50%, 2/15/27	1,150	1,170,401
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	2,290	2,409,240
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	603,050
		11,714,694
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	675	596,261
3.25%, 10/15/42	425	360,107
		956,368
Virginia — 1.9%
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,058,840
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,875	2,128,987
		3,187,827
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,020	1,192,003

Municipal Bonds	Par (000)	Value
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	$100	$104,579
Total Municipal Bonds — 65.9%		110,989,703

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
California — 5.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (f)	1,090	1,306,178
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	840	950,132
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	3,225	3,689,206
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,039	2,319,498
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	640,785
		8,905,799
Colorado — 3.0%
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiatives, 5.50%, 7/01/34 (j)	740	848,894
Sisters of Leavenworth Health System, 5.00%, 1/01/40	3,930	4,275,958
		5,124,852
Florida — 1.3%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,212,755
Illinois — 4.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (j)	4,995	5,232,662
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,713,628
		7,946,290
Indiana — 7.5%
Carmel Redevelopment Authority, RB, Performing Arts Center (f):
4.75%, 2/01/16	5,365	5,665,011
5.00%, 2/01/16	6,580	6,968,483
		12,633,494
Massachusetts — 4.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	8,100,077
Nebraska — 3.1%
Omaha Public Power District, RB, Sub-Series B (NPFGC), 4.75%, 2/01/16 (j)	5,000	5,278,950
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	660	755,885
New York — 23.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	4,780	5,324,884
Series FF-2, 5.50%, 6/15/40	495	571,860
Series HH, 5.00%, 6/15/31 (j)	2,835	3,243,311
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	6,509	7,494,944

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$6,135	$7,009,851
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,220	2,583,347
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	11,240	13,098,422
		39,326,619
North Carolina — 9.4%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.75%, 12/01/34	15,170	15,743,842
Ohio — 3.1%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	4,634	5,226,037
South Carolina — 1.1%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	1,794	1,839,932
Texas — 11.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	11,000	12,264,670
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (j)	2,122	2,380,833
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,322,357
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,175	2,472,325
		18,440,185

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,829	$2,007,118
Virginia — 1.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,239,774
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., Obligated Group, Series C, 5.25%, 4/01/39 (j)	1,989	2,187,882
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 82.5%		138,969,491
Total Long-Term Investments (Cost — $232,073,561) — 148.4%		249,959,194

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	3,568,543	3,568,543
Total Short-Term Securities (Cost — $3,568,543) — 2.1%		3,568,543
Total Investments (Cost — $235,642,104) — 150.5%		253,527,737
Liabilities in Excess of Other Assets — 0.00%		66,381
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (50.5%)		(85,102,264)
Net Assets Applicable to Common Shares — 100.0%		$168,491,854

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Variable rate security. Rate shown is as of report date.
(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$231,076	$1,939
Goldman Sachs & Co.	$2,294,733	$19,732

(i)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire from January 1, 2015 to February 15, 2031 is $17,855,729.

(k)	Represents the current yield as of report date.
(l)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	787,037	2,781,506	3,568,543	$278

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	27

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(70)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$8,845,156	$14,855

•
Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer Note 2 of Note to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$249,959,194	—	$249,959,194
Short-Term Securities	$3,568,543	—	—	3,568,543
Total	$3,568,543	$249,959,194	—	$253,527,737
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$14,855	—	—	$14,855
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$138,000	—	—	$138,000
Liabilities:
TOB trust certificates	—	$(85,066,267)	—	(85,066,267)
Total	$138,000	$(85,066,267)	—	$(84,928,267)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,165,010
Courtland Alabama IDB, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,165	1,165,291
		2,330,301
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,778,688
Series C, 5.00%, 1/01/21	2,500	2,952,100
		6,730,788
Arizona — 3.5%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 7/01/19 (a)	640	661,318
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,535,443
5.00%, 7/01/21	5,585	6,529,591
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,686,240
5.25%, 12/01/20	1,000	1,161,630
		11,574,222
California — 9.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	949,475
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,374,550
County of Riverside California Asset Leasing Corp., RB, Riverside County Hospital Project (NPFGC), 0.00%, 6/01/25 (b)	6,865	4,816,553
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	620,773
5.00%, 1/01/20	550	640,585
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,399,125
State of California, GO, Refunding, Various Purposes, 5.25%, 10/01/22	1,000	1,233,550
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	12,020,800
		30,055,411
Colorado — 1.6%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 8/15/19	125	136,916
4.00%, 8/15/20	150	164,592
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	601,021
4.00%, 12/01/20	580	628,627
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 0.00%, 9/01/22 (b)	4,500	3,670,875
		5,202,031
Florida — 6.5%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/22	5,160	5,847,673
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,419,187
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,607,829
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	590,550
Habitat Community Development District, Special Assessment Bonds, 5.80%, 5/01/25	1,615	1,631,489

Municipal Bonds	Par (000)	Value
Florida (concluded)
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/14 (c)	$1,840	$1,844,232
Pine Island Community Development District, RB, 5.30%, 11/01/10 (d)(e)	250	140,238
State of Florida Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	5,000	5,968,900
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 1.00%, 12/31/49 (d)(e)	3,530	2,631,156
		21,681,254
Georgia — 2.3%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,818,860
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	287,750
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,408,103
		1,695,853
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,424,060
5.00%, 11/15/20	1,440	1,620,216
		3,044,276
Illinois — 14.4%
City of Chicago Illinois Motor Fuel Tax, Refunding RB, 5.00%, 1/01/20	1,000	1,147,070
City of Chicago Illinois, O’Hare International Airport, GARB, 3rd Lien, Series A (AMBAC):
5.00%, 1/01/21	5,000	5,256,550
5.00%, 1/01/22	7,000	7,358,330
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding (AGM), 5.25%, 12/01/20	1,000	1,207,420
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22 (b)	13,455	10,674,121
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,740,500
State of Illinois, GO, 5.00%, 7/01/20	5,255	5,924,277
State of Illinois, RB, Series B:
5.00%, 6/15/19 (c)	515	603,781
5.00%, 6/15/20	1,485	1,721,798
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 7/01/15 (c)	2,250	2,322,517
		47,956,364
Indiana — 5.1%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,515	2,656,285
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,659,193
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	715,824
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	10,895,200
		16,926,502
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	5,320	5,683,143

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	29

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Kansas — 2.4%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20 (b)	$6,440	$5,083,607
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	2,500	2,943,050
		8,026,657
Kentucky — 2.1%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,285,110
5.00%, 12/01/20	1,430	1,695,694
Kentucky Housing Corp., RB, S/F Housing, Series C, AMT, 4.63%, 7/01/22	2,000	2,055,020
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project (b):
0.00%, 7/01/19	255	220,697
0.00%, 7/01/20	1,000	830,260
		7,086,781
Louisiana — 0.7%
City of New Orleans, Refunding RB, 5.00%, 12/01/20	400	463,864
Parish of DeSoto Louisiana, RB, Series A, AMT, 5.85%, 11/01/27	2,000	2,006,500
		2,470,364
Maryland — 2.1%
Anne Arundel County Consolidated, Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	314,418
5.00%, 7/01/20	500	581,140
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,250	1,380,850
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,503,156
University of Maryland, Medical System, 5.00%, 7/01/19	670	773,006
Maryland State and Local Facilities Loan, GO, 1st Series B, 5.00%, 3/15/20	2,000	2,389,560
		6,942,130
Massachusetts — 0.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/20	1,000	1,131,830
Michigan — 2.9%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20	1,500	1,524,660
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,535	1,682,913
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,101,970
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	382,635
Series 2-A, 4.00%, 10/15/20	1,205	1,351,034
State of Michigan Trunk Line, Refunding RB:
5.00%, 11/01/20	1,000	1,168,850
5.00%, 11/01/21	2,000	2,339,600
		9,551,662
Minnesota — 0.7%
State of Minnesota Trunk Highway, GO, Series B, 5.00%, 10/01/20	2,000	2,413,100
Missouri — 2.9%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,534,660

Municipal Bonds	Par (000)	Value
Missouri (concluded)
State of Missouri Health & Educational Facilities Authority, Refunding RB, Series A:
BJC Health System, 5.00%, 5/15/20	$5,500	$5,639,040
CoxHealth, 5.00%, 11/15/20	500	587,495
		9,761,195
Multi-State — 3.3%
Centerline Equity Issuer Trust (a)(f):
Series A-4-1, 5.75%, 10/31/52	1,000	1,023,070
Series A-4-2, 6.00%, 10/31/52	2,500	2,881,050
Series B-3-1, 6.00%, 10/31/52	4,000	4,092,680
Series B-3-2, 6.30%, 10/31/52	2,500	2,909,475
		10,906,275
Nebraska — 1.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,909,640
Nevada — 2.6%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	582,510
5.00%, 7/01/20	1,000	1,180,510
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,312,200
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,425	1,545,427
		8,620,647
New Jersey — 3.8%
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 7/01/20	250	291,295
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,878,875
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,256,540
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,219,350
Seton Hall University, Series D, 5.00%, 7/01/20	650	755,482
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (g)	2,500	3,026,975
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,299,414
		12,727,931
New York — 7.4%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB (h):
5.00%, 6/01/19	400	454,552
5.00%, 6/01/20	450	516,055
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (i):
7.63%, 8/01/25	3,885	4,237,836
7.75%, 8/01/31	5,000	5,487,700
New York Mortgage Agency, Refunding RB, S/F Housing, 35th Series, AMT, 4.50%, 10/01/20	2,165	2,184,139
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	8,500	8,870,430
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	1,021,475
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,525	1,753,170
		24,525,357

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
North Carolina — 2.3%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/21	$1,550	$1,781,167
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,861,350
		7,642,517
Ohio — 1.7%
Ohio State Water Development Authority, Refunding RB, Series B, 4.00%, 12/01/33 (i)	5,300	5,618,901
Oklahoma — 0.9%
County of Canadian Oklahoma Educational Facilities Authority, RB, Mustang Public Schools Project, 4.50%, 9/01/20	1,500	1,694,265
County of Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 2.50%, 4/01/15	225	220,379
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,238,622
		3,153,266
Pennsylvania — 6.0%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project, Series B, 3.50%, 12/01/35 (i)	3,405	3,499,625
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,403,597
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,361,354
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,212,986
4.00%, 10/01/20	1,210	1,257,807
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 5/01/20	1,575	1,849,554
Widener University, 5.00%, 7/15/20	600	688,998
Pennsylvania Housing Finance Agency, Refunding RB, S/F Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	469,412
2.55%, 4/01/20	850	858,925
2.65%, 10/01/20	865	884,168
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,754,835
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,150,030
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,164,687
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	419,664
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	382,493
4.00%, 7/01/20	465	493,286
		19,851,421
Rhode Island — 1.3%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,345,649
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,343,900
Texas — 15.2%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19	800	926,808
5.75%, 1/01/20	1,140	1,343,000

Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	$2,500	$2,813,050
City of Frisco Texas, GO, Refunding, 3.00%, 2/15/20	2,250	2,436,817
City of Houston Texas Airport System, Refunding RB:
Subordinate Lien, Series B, 5.00%, 7/01/20	250	292,693
United Airlines, Inc. Terminal E Project, 4.50%, 7/01/20	5,000	5,328,900
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	4,231,719
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,878,000
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 4/01/19	345	363,696
4.00%, 4/01/20	585	623,376
4.00%, 4/01/20	415	438,149
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,155,720
5.38%, 1/01/21	5,000	5,746,850
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/20	5,000	5,801,100
Texas State Turnpike Authority, RB, CAB, 1st Tier, Series A (AMBAC) (b):
0.00%, 8/15/21	7,990	6,847,670
0.00%, 8/15/24	8,450	6,178,048
		50,405,596
Virginia — 2.1%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,397,200
County of Hanover Virginia EDC, Refunding RB, Covenant Woods, Series A, 3.00%, 7/01/15	465	468,860
County of Russell Virginia IDA, Refunding RB, Appalachian Power, Series K, 4.63%, 11/01/21	2,000	2,212,640
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,748,670
		6,827,370
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	3,133,305
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	295,398
5.00%, 10/01/42 (i)	4,000	4,757,280
		8,185,983
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,173,190
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,743,220
		2,916,410
Total Municipal Bonds — 114.2%		380,063,587

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Illinois — 1.7%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,650,450
Total Long-Term Investments (Cost — $357,958,487) — 115.9%		385,714,037

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	31

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	7,549,082	$7,549,082
Total Short-Term Securities (Cost — $7,549,082) — 2.3%		7,549,082
Total Investments (Cost — $365,507,569) — 118.2%		393,263,119
Other Assets Less Liabilities — 0.8%		2,796,798
Short-Term Securities	Value
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.1%)	$(3,754,462)
AMPS Shares, at Liquidation Value — (17.9%)	(59,700,000)
Net Assets Applicable to Common Shares — 100.0%	$332,605,455

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Security is collateralized by municipal or U.S. Treasury obligations.
(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Jefferies Co.	$970,607	$(942)

(i)	Variable rate security. Rate shown is as of report date.
(j)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	2,353,008	5,196,074	7,549,082	$646

(l)	Represents the current yield as of report date.
•
Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements
The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$385,714,037	—	$385,714,037
Short-Term Securities	$7,549,082	—	—	7,549,082
Total	$7,549,082	$385,714,037	—	$393,263,119
[1]	See above Schedule of Investments for values in each state or political subdivision.

The carrying amount for certain of the Trust’s liabilities approximates fair value for financial statement purposes. As of October 31, 2014, TOB trust certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 3.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$2,910	$2,935,608
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,555	1,677,114
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,482,366
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,250,056
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,070,363
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	4,080	4,773,274
		20,188,781
Arizona — 3.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	11,451,652
5.00%, 12/01/37	7,460	8,431,591
		19,883,243
California — 14.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	4,445	5,325,777
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,532,568
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,832,605
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	290	319,107
5.25%, 8/15/49	715	781,595
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,415	2,491,048
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	2,015	2,151,617
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	2,970	3,158,239
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/42	650	702,917
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	1,560	1,783,532
Senior, 5.00%, 5/15/40	11,690	13,300,414
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	812,247
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	17,855	241,043
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	7,000	7,840,350
Murrieta Community Facilities District Special Tax California, Special Tax Bonds, District No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34	4,890	4,898,998
Riverside County Transportation Commission, RB, CAB, Senior Lien, Series B (c):
0.00%, 6/01/41	5,000	1,232,650
0.00%, 6/01/42	6,000	1,396,380
0.00%, 6/01/43	5,000	1,100,750
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/34	3,500	1,552,075
0.00%, 8/01/36	4,000	1,609,400
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,970	6,094,960
6.50%, 4/01/33	20,410	24,970,615

Municipal Bonds	Par (000)	Value
California (concluded)
State of California Public Works Board, LRB, Various Capital Project:
Series I, 5.00%, 11/01/38	$1,495	$1,677,898
Sub-Series I-1, 6.38%, 11/01/34	2,315	2,858,770
		96,665,555
Colorado — 1.7%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,825,195
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,425	3,642,419
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	2,530	2,570,784
		11,038,398
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	3,007,179
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,531,182
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,781,568
		13,312,750
District of Columbia — 4.3%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,714,876
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,031,545
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,066,715
5.25%, 10/01/44	2,465	2,696,661
		28,509,797
Florida — 3.3%
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,601,070
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	645,912
5.00%, 6/01/36	125	133,735
5.13%, 6/01/42	1,925	2,065,313
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,225	1,349,301
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/14 (a)	5,570	5,582,811
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	5,885	7,165,458
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	3,590	2,678,463
		22,222,063
Georgia — 1.1%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,884,762
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	5,000	5,648,400
		7,533,162
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	2,988,803

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	33

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois — 19.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	$11,385	$13,848,600
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	6,270	6,382,923
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	6,155	6,451,117
5.00%, 1/01/34	2,500	2,555,175
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,605	1,748,680
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	8,680	8,953,941
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,306,224
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	8,251,165
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,756,678
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	11,666,744
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,109,703
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,577,562
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	470	469,953
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	6,370	7,198,673
Senior, Series C, 5.00%, 1/01/37	5,455	6,139,712
Series A, 5.00%, 1/01/38	4,550	5,082,304
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,507,429
Series B-2, 5.00%, 6/15/50	3,905	4,103,725
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,035,184
6.00%, 6/01/28	2,245	2,634,328
State of Illinois, GO:
5.00%, 2/01/39	2,990	3,155,168
Series A, 5.00%, 4/01/38	9,030	9,517,801
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,240	1,396,290
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,565	1,747,901
5.00%, 4/01/44	1,910	2,115,478
		129,712,458
Indiana — 4.2%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	2,705	2,810,901
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,525	1,739,064
7.00%, 1/01/44	3,680	4,203,958
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	1,695	1,280,912
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	7,235,366
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	926,728
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	3,052,806
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,834,816
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,150	2,464,265
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,490	2,776,823
		28,325,639

Municipal Bonds	Par (000)	Value
Iowa — 2.6%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	$2,265	$2,332,950
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,880	2,008,329
5.50%, 12/01/22	4,595	4,868,632
5.25%, 12/01/25	2,125	2,286,989
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,995	3,251,462
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	2,920	2,456,245
		17,204,607
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,161,326
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	2,325	1,580,605
		3,741,931
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,735,153
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,169,545
5.25%, 5/15/31	1,690	1,835,763
5.25%, 5/15/32	2,160	2,362,414
5.25%, 5/15/33	2,345	2,554,807
5.25%, 5/15/35	985	1,079,796
		17,737,478
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	921,639
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,235	2,471,440
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	4,295	4,781,022
Montgomery County Housing Opportunities Commission, RB, Series D, AMT, 5.50%, 1/01/38	415	420,694
		8,594,795
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	2,775	2,850,813
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	2,535	2,855,322
Massachusetts Water Resources Authority, Refunding RB, Series A, 5.00%, 8/01/41	6,770	7,208,290
		12,914,425
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,665	9,302,571
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,367,543
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	2,986,902
Michigan Finance Authority, Refunding RB, Detroit Water and Sewage Department Project, Senior Lien C-1, 5.00%, 7/01/44	1,710	1,796,492

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	$4,230	$4,372,339
		21,825,847
Mississippi — 2.1%
City of Gulfport Mississippi, RB, Memorial Hospital at Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,061,185
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	551,732
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,216,318
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	526,738
		3,294,788
Multi-State — 2.4%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (b)(g)	16,000	16,000,000
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,767,941
5.00%, 9/01/42	2,815	3,033,951
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,642,669
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	666,342
		9,110,903
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	4,550	4,780,048
New Jersey — 7.2%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (d)(e)	3,680	186,944
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,830	4,059,647
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	2,035	2,208,382
Private Activity Bond, The Goethals Bridge Replacement Project, 5.38%, 1/01/43	2,285	2,527,690
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,881,600
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	2,535	2,810,200
5.00%, 1/01/43	8,150	8,988,472
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	8,000	8,933,120
Series B, 5.25%, 6/15/36	4,810	5,324,477
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	1,030	1,161,304
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	2,165	2,140,492
		48,222,328
New York — 12.2%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	1,820	22,732

Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (h):
8.00%, 8/01/28	$5,000	$5,492,850
7.75%, 8/01/31	22,140	24,299,536
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,805	5,347,292
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,909	2,116,261
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,330,154
5.25%, 11/15/39	1,650	1,891,081
New York Counties Tobacco Trust II, RB, 5.75%, 6/01/43	5,000	4,919,100
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,717,064
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)(i)	8,170	8,208,236
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)(i)	660	670,276
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)(i)	1,655	1,693,512
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	4,775	4,847,866
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	6,655	7,455,530
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,575	1,621,967
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,941,751
6.00%, 12/01/42	1,960	2,271,699
		81,846,907
North Carolina — 4.2%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	12,156,686
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/38	10,000	11,368,700
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,750	3,096,500
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,276,538
		27,898,424
Ohio — 2.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	6,125	6,841,809
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,413,517
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	5,450	5,881,803
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.25%, 12/01/36	3,760	3,801,849
		17,938,978

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania — 1.4%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	$2,395	$2,523,468
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	4,207,090
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,402,372
		9,132,930
South Carolina — 2.3%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	7,082,942
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	7,575	8,627,168
		15,710,110
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	3,002,156
Texas — 14.7%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	4,370	349,600
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,210	4,902,713
Sub-Lien, 5.00%, 1/01/33	700	750,841
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	2,970	3,409,382
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,396,690
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	16,425	19,603,073
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/43	380	442,039
7.00%, 1/01/48	500	575,375
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (c):
3rd Lien, Series A-3, 0.00%, 11/15/37	26,120	6,811,574
CAB, Junior Lien, Series H, 0.00%, 11/15/35	5,000	1,547,200
CAB, Senior Lien, Series A, 0.00%, 11/15/38	12,580	3,512,336
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (c):
0.00%, 9/15/40	9,780	2,958,743
0.00%, 9/15/41	5,420	1,552,993
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	7,930	9,516,238
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	2,045	2,108,415
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	12,180	12,814,213
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,540	7,878,934
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	3,076,911
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	7,236,600
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	6,038,298
		98,482,168

Municipal Bonds	Par (000)	Value
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	$1,940	$1,713,699
3.25%, 10/15/42	3,010	2,550,403
		4,264,102
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,155	3,440,401
6.00%, 1/01/37	5,695	6,466,445
		9,906,846
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	5,165,345
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,827,206
Total Municipal Bonds — 125.0%		836,051,335

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	4,548	4,786,807
California — 5.3%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (k)	5,115	5,785,628
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	18,540	21,208,648
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	4,957,830
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	3,260	3,775,436
		35,727,542
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,600	8,071,200
Series C-7, 5.00%, 9/01/36	4,860	5,169,047
		13,240,247
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,397	10,220,954
Series X-3, 4.85%, 7/01/37	9,366	10,160,273
		20,381,227
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,523,366
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	5,041,187
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (k)	3,988	4,569,667

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
New York — 9.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	$3,075	$3,552,464
Series HH, 5.00%, 6/15/31 (k)	16,393	18,756,290
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	3,130	3,603,560
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,865	23,840,349
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (k)	12,610	14,673,879
		64,426,542
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,463,353
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,515,963
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,001	6,820,208
		19,799,524
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,150	7,847,501

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	$10,767	$11,995,066
Washington — 3.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,459	6,000,806
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	14,487	16,351,240
		22,352,046
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.5%		217,690,722
Total Long-Term Investments (Cost — $973,647,893) — 157.5%		1,053,742,057

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (l)(m)	36,857,346	36,857,346
Total Short-Term Securities (Cost — $36,857,346) — 5.5%		36,857,346
Total Investments (Cost — $1,010,505,239) — 163.0%		1,090,599,403
Liabilities in Excess of Other Assets — (4.2)%		(28,100,746)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.3%)		(122,717,777)
VMTP Shares, at Liquidation Value — (40.5%)		(270,800,000)
Net Assets Applicable to Common Shares — 100.0%		$668,980,880

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Variable rate security. Rate shown is as of report date.
(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$10,572,024	$90,624

(j)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire from October 1, 2016 to November 15, 2019 is $25,981,887.

(l)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	14,688,018	22,169,328	36,857,346	$2,548

(m)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	37

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)
•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(522)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$65,959,594	$140,476

•
Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,053,742,057	—	$1,053,742,057
Short-Term Securities	$36,857,346	—	—	36,857,346
Total	$36,857,346	$1,053,742,057	—	$1,090,599,403
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$140,476	—	—	$140,476
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$658,000	—	—	$658,000
Liabilities:
TOB trust certificates	—	$(122,687,926)	—	(122,687,926)
VMTP Shares	—	(270,800,000)	—	(270,800,000)
Total	$658,000	$(393,487,926)	—	$(392,829,926)
There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania — 148.3%
Corporate — 6.9%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project (a):
Mandatory Put Bonds, Series A, 3.38%, 1/01/35	$200	$202,622
Series B, 3.50%, 12/01/35	510	524,173
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	210	245,507
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	600	717,720
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, AMT:
Amtrak Project, 5.00%, 11/01/41	160	172,338
Aqua Pennsylvania, Inc. Project, 5.00%, 12/01/34	180	197,672
		2,060,032
County/City/Special District/School District — 20.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	190	204,630
5.00%, 5/01/42	450	480,114
City of Philadelphia Pennsylvania, GO, Refunding, Series A (AGC), 5.00%, 8/01/24	370	410,108
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	125	145,044
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	100	107,112
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	180	195,043
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	100	113,525
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	600	677,280
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	782,068
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	100	113,314
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 4/01/41	155	164,331
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	310	339,698
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	220	233,734
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	1,805	2,037,394
Township of Falls Authority Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	200	223,456
		6,226,851
Education — 25.4%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	111,920
5.00%, 8/15/25	100	111,206
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	200	216,704
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	468,489
Villanova University, 5.25%, 12/01/31	100	111,180
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	150	163,688
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	265	273,022
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,074,370

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (concluded)
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	$1,180	$1,299,841
La Salle University, 5.00%, 5/01/37	340	365,976
La Salle University, 5.00%, 5/01/42	255	272,671
Thomas Jefferson University, 4.00%, 3/01/37	70	71,174
Trustees of The University of Pennsylvania, Series C, 4.75%, 7/15/35	500	511,575
Widener University, Series A, 5.25%, 7/15/33	220	243,960
Widener University, Series A, 5.50%, 7/15/38	45	50,163
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,132,460
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	215	247,186
Township of East Hempfield IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	100	105,310
5.00%, 7/01/45	100	104,132
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	610	692,862
		7,627,889
Health — 32.0%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A3, 5.50%, 11/01/31	500	577,885
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	390	471,736
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	210	214,956
Diakon Lutheran, 6.38%, 1/01/39	500	554,845
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	500	592,280
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 7/01/42	415	458,704
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community, Series A, 4.50%, 11/15/36	65	65,363
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities:
5.00%, 11/15/27	175	189,740
5.00%, 11/15/28	110	118,880
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 8/01/41	460	547,184
Geisinger Authority Pennsylvania, RB, Health System, Series A, 5.25%, 6/01/39	1,000	1,104,670
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	100	108,849
5.75%, 5/01/35	120	132,370
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	215	219,322
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	1,000	1,109,430
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	940	1,038,437
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (b)	215	261,074

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	39

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
Southcentral General Authority, Refunding RB, Wellspan Health Obligation Group, Series A:
6.00%, 6/01/29	$1,250	$1,431,850
5.00%, 6/01/44	350	386,123
		9,583,698
Housing — 13.3%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	390	393,799
3.70%, 10/01/42	595	595,345
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 092-A, AMT, 4.75%, 4/01/31	90	90,323
Series 096-A, AMT, 4.70%, 10/01/37	450	455,832
Series 097-A, AMT, 4.65%, 10/01/31	1,300	1,321,164
Series 099-A, AMT, 5.15%, 4/01/38	210	221,365
Series 110-B, 4.75%, 10/01/39	115	119,407
Series 115-A, AMT, 4.20%, 10/01/33	750	780,900
		3,978,135
State — 28.4%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 11/15/24	1,000	1,183,730
5.00%, 4/01/26	245	290,563
5.00%, 6/15/26	390	470,593
5.00%, 3/15/28	825	920,840
5.00%, 6/01/28	2,160	2,516,551
5.00%, 3/15/29	275	306,947
5.00%, 6/15/29	1,000	1,186,270
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	500	515,620
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	1,000	1,113,440
		8,504,554
Transportation — 17.0%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	1,325	1,423,487
AMT (AGM), 5.00%, 6/15/37	305	314,656
Delaware River Port Authority, RB:
5.00%, 1/01/29	75	87,596
5.00%, 1/01/37	315	358,382
Series D, 5.00%, 1/01/40	750	828,967
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (c)	660	174,194
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (c)	175	56,814
Series A (AMBAC), 5.25%, 12/01/32	870	880,449
Sub-Series A, 5.13%, 12/01/26	100	111,738
Sub-Series A, 6.00%, 12/01/41	100	108,493
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	290	326,438
5.00%, 6/01/29	385	432,636
		5,103,850
Utilities — 4.5%
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series, 5.25%, 8/01/40	270	309,112
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	100	111,696
Series C (AGM), 5.00%, 8/01/40	350	387,321
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	195	220,379

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Utilities (concluded)
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/4	$30	$33,337
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	70	79,984
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	185	204,153
		1,345,982
Total Municipal Bonds in Pennsylvania		44,430,991

Guam — 0.6%
State — 0.6%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	150	165,677
Total Municipal Bonds — 148.9%		44,596,668

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Pennsylvania — 9.4%
Education — 3.3%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	850	998,274
Health — 6.1%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	500	548,540
Series A-1, 5.13%, 6/01/41	1,158	1,272,524
		1,821,064
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.4%		2,819,338
Total Long-Term Investments (Cost — $43,792,482) — 158.3%		47,416,006

Short-Term Securities — 0.3%	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (e)(f)	87,755	87,755
Total Short-Term Securities (Cost — $87,755) — 0.3%		87,755
Total Investments (Cost — $43,880,237) — 158.6%		47,503,761
Other Assets Less Liabilities — 1.0%		294,254
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.2%)		(1,543,716)
VRDP Shares, at Liquidation Value — (54.4%)		(16,300,000)
Net Assets Applicable to Common Shares — 100.0%		$29,954,299

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
BIF Pennsylvania Municipal Money Fund	1,224,599	(1,136,844)	87,755	—

(f)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(18)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$2,274,469	$21,118

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$47,416,006	—	$47,416,006
Short-Term Securities	$87,755	—	—	87,755
Total	$87,755	$47,416,006	—	$47,503,761
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$21,118	—	—	$21,118
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$37,000	—	—	$37,000
Liabilities:
TOB trust certificates	—	$(1,543,441)	—	(1,543,441)
VRDP Shares	—	(16,300,000)	—	(16,300,000)
Total	$37,000	$(17,843,441)	—	$(17,806,441)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	41

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 2.3%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$465	$469,092
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	1,115	1,307,906
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	655	766,298
		2,543,296
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	575	574,132
5.00%, 6/01/46	530	396,360
		970,492
Arizona — 1.0%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,130,240
California — 9.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	720	862,668
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,221,171
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	459,652
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	45	49,517
5.25%, 8/15/49	115	125,711
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	390	402,281
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	325	347,035
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	475	505,105
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	250	285,822
Senior, 5.00%, 5/15/40	1,875	2,133,300
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	129,670
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	3,095	41,783
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	981,080
6.50%, 4/01/33	650	795,242
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,067,494
Various Capital Projects, Series I, 5.00%, 11/01/38	240	269,362
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	375	463,084
		10,139,977
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	680	780,293
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	440	447,093
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	356,099
		1,583,485

Municipal Bonds	Par (000)	Value
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$820	$932,840
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,294,216
		2,227,056
District of Columbia — 3.3%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	736,782
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,340	1,540,746
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	172,398
5.25%, 10/01/44	1,000	1,093,980
		3,543,906
Florida — 4.3%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	1,500	1,510,260
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	195	214,787
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/14 (a)	925	927,127
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	950	1,156,701
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	775	786,803
		4,595,678
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	302,704
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,095	1,237,000
		1,539,704
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	477,534
Illinois — 23.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.63%, 1/01/35	800	907,272
Series A, 5.75%, 1/01/39	1,500	1,711,545
Series C, 6.50%, 1/01/41	1,855	2,256,403
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,000	1,018,010
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	1,000	1,048,110
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	260	283,275
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,400	1,444,184
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	370,342
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,415	1,531,200
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	282,220
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	339,556
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,830,350
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	145	144,986
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36 (d)	1,020	1,152,692
Senior, Series C, 5.00%, 1/01/37 (d)	875	984,830
Series A, 5.00%, 1/01/38	730	815,403

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44 (c)	$2,980	$724,825
Series B (AGM), 5.00%, 6/15/50	1,280	1,349,389
Series B-2, 5.00%, 6/15/50	785	824,949
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	204,698
6.00%, 6/01/28	940	1,103,015
State of Illinois, GO:
5.00%, 2/01/39	480	506,515
Series A, 5.00%, 4/01/35	1,000	1,059,830
Series A, 5.00%, 4/01/38	1,135	1,196,313
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	200	225,208
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	250	279,217
5.00%, 4/01/44	310	343,350
		24,937,687
Indiana — 4.4%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	295	306,549
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	279,391
7.00%, 1/01/44	1,090	1,245,194
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,170,511
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	147,434
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	488,659
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	299,336
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	401,160
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	446,076
		4,784,310
Iowa — 2.9%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	365	375,950
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	300	320,478
5.50%, 12/01/22	730	773,472
5.25%, 12/01/25	145	156,053
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	485	526,531
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,145	963,151
		3,115,635
Kentucky — 3.9%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	310	349,876
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (c)	5,000	3,567,750
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 7/01/43 (e)	375	254,936
		4,172,562

Municipal Bonds	Par (000)	Value
Louisiana — 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$1,055	$1,248,751
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	350,634
5.25%, 5/15/31	270	293,287
5.25%, 5/15/32	345	377,330
5.25%, 5/15/33	375	408,551
5.25%, 5/15/35	160	175,398
		2,853,951
Maryland — 1.9%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	145,522
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,105,790
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	690	768,080
		2,019,392
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	445	457,157
Massachusetts Water Resources Authority, Refunding RB, Series A, 5.00%, 8/01/16 (a)	1,500	1,597,110
		2,054,267
Michigan — 4.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,925	2,066,642
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	545,612
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	481,223
Michigan Finance Authority, Refunding RB, Detroit Water and Sewage Department, Project, Senior Lien C-1, 5.00%, 7/01/44	275	288,910
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	500	516,825
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,000	1,278,610
		5,177,822
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	89,169
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	330	359,403
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	87,789
		536,361
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	285,506
5.00%, 9/01/42	455	490,390
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	799,610
		1,575,506

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	43

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	$880	$924,493
New Jersey — 7.6%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	645	32,766
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	1,090	1,168,818
Continental Airlines, Inc. Project, 5.25%, 9/15/29	145	153,694
Private Activity Bond, The Goethals Bridge Replacement Project, 5.38%, 1/01/43	500	553,105
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	811,822
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,792,180
Series E, 5.25%, 1/01/40	1,355	1,513,481
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	575	642,068
Series B, 5.25%, 6/15/36	775	857,894
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	165	186,034
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	540	533,887
		8,245,749
New York — 11.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (f)(g)	315	3,934
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (h)	3,000	3,292,620
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,005,450
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	856,902
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	314	348,199
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	861,555
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	385	435,862
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)(d)	1,310	1,316,131
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)(d)	105	106,635
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)(d)	265	271,167
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	2,145	2,177,733
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	330	339,841
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	477,670
6.00%, 12/01/42	395	457,817
		11,951,516
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	440	495,440

Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	$185	$208,991
		704,431
Ohio — 2.0%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	231,905
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	885	955,119
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,014,800
		2,201,824
Oregon — 0.7%
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	766,652
Pennsylvania — 1.4%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	385	405,651
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	677,652
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	384,603
		1,467,906
South Carolina — 2.3%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,141,171
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,220	1,389,458
		2,530,629
Tennessee — 1.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	485,311
County of Shelby Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Childrens Research Hospital, 5.00%, 7/01/31	1,270	1,340,066
		1,825,377
Texas — 12.2%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (f)(g)	730	58,400
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	680	791,887
Sub-Lien, 5.00%, 1/01/33	115	123,352
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	475	545,272
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	485	549,132
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	135	142,511
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,730	3,258,228
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	272,591
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	145	166,859
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (c)	4,750	1,326,200

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	$4,485	$1,607,020
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,270	1,524,038
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	500	564,725
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	640	209,440
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	1,025	1,078,372
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	603,050
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	325,595
		13,146,672
Virginia — 5.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,033,710
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,500	2,785,000
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	250	272,615
6.00%, 1/01/37	1,845	2,094,924
		6,186,249
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	715	835,570
Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/31	2,000	2,134,600
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,127,646
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.00%, 1/01/42	95	99,350
5.38%, 1/01/42	500	552,815
		1,779,811
Total Municipal Bonds — 124.7%		134,680,340

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	760	799,555
California — 5.4%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	855	967,099
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	2,970	3,397,502
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	740	815,287
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	640,785
		5,820,673

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	$1,210	$1,285,020
Series C-7, 5.00%, 9/01/36	780	829,600
		2,114,620
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,717,990
Series X-3, 4.85%, 7/01/37	1,541	1,671,669
		3,389,659
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	820,261
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	645	738,706
New York — 6.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	589,189
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	500	575,649
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,856,275
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,030	2,362,250
		7,383,363
Texas — 5.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	780	869,677
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (j)	2,142	2,403,293
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,220,637
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,108,284
		5,601,891
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,154	1,266,787
Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	1,785	1,988,040
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	900	989,144
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	2,400	2,708,280
		3,697,424
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.2%		33,620,979
Total Long-Term Investments (Cost — $154,203,352) — 155.9%		168,301,319

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	3,794,984	$3,794,984
Total Short-Term Securities (Cost — $3,794,984) — 3.5%		3,794,984
Total Investments (Cost — $157,998,336) — 159.4%		172,096,303
Short-Term Securities	Value
Liabilities in Excess of Other Assets — (1.8)%	$(1,887,974)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.9%)	(19,313,147)
VMTP Shares, at Liquidation Value — (39.7%)	(42,900,000)
Net Assets Applicable to Common Shares — 100.0%	$107,995,182

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$155,725	$1,307
Goldman Sachs & Co.	$1,160,406	$5,405
Morgan Stanley & Co. LLC	$2,137,522	$(5,077)

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Variable rate security. Rate shown is as of report date.
(i)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire from October 1, 2016 to February 15, 2031 is $4,045,248.

(k)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	2,167,802	1,627,182	3,794,984	$283

(l)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(83)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$10,487,828	$24,249

•
Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$168,301,319	—	$168,301,319
Short-Term Securities	$3,794,984	—	—	3,794,984
Total	$3,794,984	$168,301,319	—	$172,096,303
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$24,249	—	—	$24,249
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$151,000	—	—	$151,000
Liabilities:
TOB trust certificates	—	$(19,308,550)	—	(19,308,550)
VMTP Shares	—	(42,900,000)	—	(42,900,000)
Total	$151,000	$(62,208,550)	—	$(62,057,550)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	47

Statements of Assets and Liabilities

October 31, 2014 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Assets
Investments at value — unaffiliated[1]	$426,567,410	$249,959,194	$385,714,037	$1,053,742,057	$47,416,006	$168,301,319
Investments at value — affiliated[2]	2,247,296	3,568,543	7,549,082	36,857,346	87,755	3,794,984
Cash pledged for financial futures contracts	436,000	138,000	—	658,000	37,000	151,000
Interest receivable	5,008,978	3,386,370	5,146,507	15,221,199	719,304	2,426,565
Investments sold receivable	260,506	785,853	—	1,546,950	—	256,463
Variation margin receivable on financial futures contracts	94,826	18,593	—	138,653	4,781	22,046
Deferred offering costs	9,843	—	—	18,659	99,390	5,873
Prepaid expenses	12,754	1,565	8,011	13,801	11,397	12,748
Total assets	434,637,613	257,858,118	398,417,637	1,108,196,665	48,375,633	174,970,998

Accrued Liabilities
Income dividends payable — Common Shares	1,373,357	778,490	1,092,778	3,360,154	123,959	540,563
Investments purchased payable	640,000	3,271,919	971,549	25,392,252	386,344	4,067,499
Investment advisory fees payable	128,723	143,334	168,321	542,087	24,395	86,850
Officer’s and Trustees’ fees payable	59,252	18,274	46,764	235,534	7,192	13,315
Administration fees payable	55,173	—	—	—	—	—
Bank overdraft	—	—	—	16,048,348	—	—
Interest expense and fees payable	6,574	35,997	5,030	29,852	275	4,597
Other accrued expenses payable	67,059	51,983	77,740	119,632	35,728	54,442
Total accrued liabilities	2,330,138	4,299,997	2,362,182	45,727,859	577,893	4,767,266

Other Liabilities
TOB trust certificates	28,684,555	85,066,267	3,750,000	122,687,926	1,543,441	19,308,550
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	—	—	—	—	16,300,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	—	42,900,000
Total other liabilities	154,584,555	85,066,267	3,750,000	393,487,926	17,843,441	62,208,550
Total liabilities	156,914,693	89,366,264	6,112,182	439,215,785	18,421,334	66,975,816

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	59,700,000	—	—	—
Net Assets Applicable to Common Shareholders	$277,722,920	$168,491,854	$332,605,455	$668,980,880	$29,954,299	$107,995,182

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,459,400	$191,003,998	$292,453,576	$604,980,827	$28,545,964	$103,472,031
Undistributed net investment income	2,450,637	1,710,139	13,139,247	10,213,314	334,335	1,171,753
Accumulated net realized loss	(4,619,132)	(42,122,771)	(742,918)	(26,447,901)	(2,570,642)	(10,770,818)
Net unrealized appreciation/depreciation	41,432,015	17,900,488	27,755,550	80,234,640	3,644,642	14,122,216
Net Assets Applicable to Common Shareholders	$277,722,920	$168,491,854	$332,605,455	$668,980,880	$29,954,299	$107,995,182
Net asset value, per Common Share	$16.18	$12.55	$16.44	$14.95	$14.74	$14.78
[1] Investments at cost — unaffiliated	$385,291,634	$232,073,561	$357,958,487	$973,647,893	$43,792,482	$154,203,352
[2] Investments at cost — affiliated	$2,247,296	$3,568,543	$7,549,082	$36,857,346	$87,755	$3,794,984
[3] Preferred Shares outstanding	1,259	—	2,388	2,708	163	429
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	7,121	—	unlimited	unlimited	unlimited	unlimited
[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,166,960	13,422,247	20,236,628	44,742,403	2,032,115	7,304,904
[7] Common Shares authorized	200 million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Operations

Six Months Ended October 31, 2014 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Investment Income
Interest	$9,731,308	$5,872,492	$7,512,252	$25,053,359	$996,854	$3,989,756
Income — affiliated	1,055	278	646	2,548	—	283
Total income	9,732,363	5,872,770	7,512,898	25,055,907	996,854	3,990,039

Expenses
Investment advisory	744,613	832,750	997,503	3,175,524	141,643	509,967
Administration	319,120	—	—	—	—	—
Professional	33,075	27,274	40,258	63,231	16,804	27,410
Accounting services	30,362	10,099	27,750	37,761	4,966	15,286
Transfer agent	16,152	11,227	26,710	26,497	8,095	10,516
Custodian	13,278	6,585	12,173	23,385	3,721	6,627
Officer and Trustees	10,685	6,913	13,959	23,638	1,180	4,474
Remarketing fees on Preferred Shares	—	—	45,651	—	—	—
Printing	5,328	3,887	5,561	8,323	3,123	3,851
Registration	4,749	4,718	4,723	7,901	451	4,727
Miscellaneous	40,786	17,087	30,085	57,763	20,860	34,969
Total expenses excluding interest expense, fees and amortization of offering costs	1,218,148	920,540	1,204,373	3,424,023	200,843	617,827
Interest expense, fees and amortization of offering costs[1]	789,408	289,609	11,329	1,889,175	88,050	311,615
Total expenses	2,007,556	1,210,149	1,215,702	5,313,198	288,893	929,442
Less fees waived by Manager	(1,914)	(366)	(2,226)	(4,460)	(11)	(514)
Total expenses after fees waived	2,005,642	1,209,783	1,213,476	5,308,738	288,882	928,928
Net investment income	7,726,721	4,662,987	6,299,422	19,747,169	707,972	3,061,111

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,730,404	174,246	108,605	926,570	66,253	361,967
Financial futures contracts	(722,250)	(199,900)	—	(2,179,432)	(153,784)	(349,009)
	2,008,154	(25,654)	108,605	(1,252,862)	(87,531)	12,958
Net change in unrealized appreciation/depreciation on:
Investments	12,703,845	7,504,937	4,958,615	31,705,073	1,213,475	5,035,142
Financial futures contracts	226,005	20,467	—	365,584	40,136	60,640
	12,929,850	7,525,404	4,958,615	32,070,657	1,253,611	5,095,782
Total realized and unrealized gain	14,938,004	7,499,750	5,067,220	30,817,795	1,166,080	5,108,740

Distributions to AMPS Shareholders From
Net investment income	—	—	(33,910)	—	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$22,664,725	$12,162,737	$11,332,732	$50,564,964	$1,874,052	$8,169,851
[1]	Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	49

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended, April 30, 2014	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
Operations
Net investment income	$7,726,721	$16,097,220	$4,662,987	$9,590,121
Net realized gain (loss)	2,008,154	(3,007,725)	(25,654)	(1,821,794)
Net change in unrealized appreciation/depreciation	12,929,850	(13,983,417)	7,525,404	(8,941,577)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	22,664,725	(893,922)	12,162,737	(1,173,250)

Distributions to Common Shareholders From[1]
Net investment income	(8,240,141)	(16,474,796)	(4,939,387)	(9,986,152)

Capital Share Transactions
Reinvestment of common distributions	—	153,255	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	14,424,584	(17,215,463)	7,223,350	(11,159,402)
Beginning of period	263,298,336	280,513,799	161,268,504	172,427,906
End of period	$277,722,920	$263,298,336	$168,491,854	$161,268,504
Undistributed net investment income, end of period	$2,450,637	$2,964,057	$1,710,139	$1,986,539

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
Operations
Net investment income	$6,299,422	$15,021,001	$19,747,169	$41,546,552
Net realized gain (loss)	108,605	649,633	(1,252,862)	(6,905,217)
Net change in unrealized appreciation/depreciation	4,958,615	(11,991,297)	32,070,657	(44,394,070)
Distributions to AMPS Shareholders from net investment income	(33,910)	(155,085)	—	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	11,332,732	3,524,252	50,564,964	(9,752,735)

Distributions to Common Shareholders From[1]
Net investment income	(6,890,572)	(16,351,196)	(20,160,927)	(40,558,222)

Capital Share Transactions
Reinvestment of common distributions	—	-	—	180,644

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	4,442,160	(12,826,944)	30,404,037	(50,130,313)
Beginning of period	328,163,295	340,990,239	638,576,843	688,707,156
End of period	$332,605,455	$328,163,295	$668,980,880	$638,576,843
Undistributed net investment income, end of period	$13,139,247	$13,764,307	$10,213,314	$10,627,072
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Strategic Municipal Trust (BPS)		BlackRock Strategic Municipal Trust (BSD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
Operations
Net investment income	$707,972	$1,460,397	$3,061,111	$6,293,684
Net realized gain (loss)	(87,531)	(596,894)	12,958	(1,316,968)
Net change in unrealized appreciation/depreciation	1,253,611	(1,852,041)	5,095,782	(7,016,152)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,874,052	(988,538)	8,169,851	(2,039,436)

Distributions to Common Shareholders From[1]
Net investment income	(743,754)	(1,583,847)	(3,243,377)	(6,495,251)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	1,130,298	(2,572,385)	4,926,474	(8,534,687)
Beginning of period	28,824,001	31,396,386	103,068,708	111,603,395
End of period	$29,954,299	$28,824,001	$107,995,182	$103,068,708
Undistributed net investment income, end of period	$334,335	$370,117	$1,171,753	$1,354,019
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	51

Statements of Cash Flows
Six Months Ended October 31, 2014 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$22,664,725	$12,162,737	$50,564,964	$1,874,052	$8,169,851
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(102,630)	93,904	(89,662)	(57,449)	(7,675)
Increase in variation margin receivable on financial futures contracts	(94,826)	(18,593)	(138,653)	(4,781)	(22,046)
Decrease in prepaid expenses	18,792	9,678	35,947	1,367	13,657
(Increase) decrease in cash pledged for financial futures contracts	79,000	(37,000)	331,000	25,000	57,000
Increase in investment advisory fees payable	10,850	12,002	35,313	1,924	5,121
Increase (decrease) in interest expense and fees payable	(146)	(388)	363	107	(61)
Increase in administration fees payable	4,621	—	—	—	—
Decrease in other accrued expenses payable	(11,268)	(11,109)	(10,317)	(7,878)	(10,758)
Decrease in variation margin payable on financial futures contracts	(165,377)	(20,672)	(305,441)	(19,828)	(48,938)
Decrease in Officer’s and Directors’ fees payable	(1,843)	(645)	(6,737)	(179)	(431)
Net realized gain on investments	(2,624,979)	(174,246)	(661,915)	(66,253)	(316,161)
Net unrealized gain on investments	(12,703,845)	(7,504,937)	(31,705,073)	(1,213,475)	(5,035,142)
Amortization of premium and accretion of discount on investments	(1,084,748)	184,532	205,671	73,621	(35,530)
Proceeds from sales of long-term investments	85,808,937	10,200,413	32,817,890	2,763,243	8,234,657
Purchases of long-term investments	(91,753,008)	(3,151,487)	(21,481,174)	(4,632,854)	(3,781,266)
Net proceeds from sales (purchases) of short-term securities	4,795,376	(2,781,506)	(22,169,328)	1,136,844	(1,627,182)
Net cash provided by (used for) operating activities	4,839,631	8,962,683	7,422,848	(126,539)	5,595,096

Cash Provided by (Used for) Financing Activities
Proceeds from TOB trust certificates	6,635,000	—	—	868,441	—
Repayments of TOB trust certificates	(1,535,000)	(3,969,607)	(3,385,000)	—	(1,630,000)
Cash dividends paid to Common Shareholders	(8,240,141)	(4,993,076)	(20,160,927)	(743,754)	(3,243,377)
Increase (decrease) in bank overdraft	(1,738,908)	—	16,048,348	—	(745,246)
Amortization of deferred offering costs	39,418	—	74,731	1,852	23,527
Net cash provided by (used for) financing activities	(4,839,631)	(8,962,683)	(7,422,848)	126,539	(5,595,096)

Cash
Net increase (decrease) in cash	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—
Cash at end of period	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$750,136	$289,997	$1,814,081	$86,091	$288,149

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Investment Quality Municipal Trust, Inc. (BKN)
	Six Months Ended October 31, 2014		Year Ended April 30,
	(Unaudited)		2014	2013	2012		2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$15.34		$16.35	$15.39	$12.75		$13.68		$11.63
Net investment income[1]	0.45		0.94	0.94	0.98		1.04		1.07
Net realized and unrealized gain (loss)	0.87		(0.99)	1.00	2.68		(0.93)		1.96
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.03)		(0.03)
Net increase (decrease) from investment operations	1.32		(0.05)	1.94	3.65		0.08		3.00
Distributions to Common Shareholders from net investment income[2]	(0.48)		(0.96)	(0.98)	(1.01)		(1.01)		(0.95)
Net asset value, end of period	$16.18		$15.34	$16.35	$15.39		$12.75		$13.68
Market price, end of period	$15.71		$14.86	$16.11	$15.75		$13.08		$14.19

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.84%	[4]	0.41%	12.89%	29.46%		0.49%		26.55%
Based on market price	9.09%	[4]	(1.28)%	8.69%	29.15%		(0.61)%		34.50%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	[5]	1.55%	1.48%	1.26%	[6]	1.08%	[6]	1.10%	[6]
Total expenses after fees waived and paid indirectly	1.47%	[5]	1.55%	1.48%	1.26%	[6]	1.08%	[6]	1.10%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.89%	[5]	0.92%	0.87%	0.99%	[6,8]	1.04%	[6]	1.06%	[6]
Net investment income	5.67%	[5]	6.45%	5.87%	6.94%	[6]	7.83%	[6]	8.29%	[6]
Distributions to AMPS Shareholders	—		—	—	0.09%		0.23%		0.26%
Net investment income to Common Shareholders	5.67%	[5]	6.45%	5.87%	6.85%		7.60%		8.03%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$277,723		$263,298	$280,514	$263,375		$217,541		$232,471
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$125,950		$125,950
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900	$125,900		—		—
Portfolio turnover rate	20%		29%	33%	47%		38%		43%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$68,183		$71,147
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$320,590		$309,133	$322,807	$309,194		—		—
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Does not reflect the effect of distributions to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.94%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	53

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)
	Six Months Ended October 31, 2014		Year Ended April 30,
	(Unaudited)		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.02		$12.85	$12.19	$10.51	$11.27	$9.52
Net investment income[1]	0.35		0.71	0.74	0.75	0.76	0.75
Net realized and unrealized gain (loss)	0.55		(0.80)	0.68	1.70	(0.79)	1.69
Net increase (decrease) from investment operations	0.90		(0.09)	1.42	2.45	(0.03)	2.44
Distributions to Common Shareholders from net investment income[2]	(0.37)		(0.74)	(0.76)	(0.77)	(0.73)	(0.69)
Net asset value, end of period	$12.55		$12.02	$12.85	$12.19	$10.51	$11.27
Market price, end of period	$11.28		$11.29	$12.50	$12.27	$10.20	$10.77

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.88%	[4]	0.28%	11.95%	24.09%	(0.18)%	26.81%
Based on market price	3.23%	[4]	(3.17)%	8.19%	28.70%	1.37%	31.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.45%	[5]	1.52%	1.55%	1.69%	1.81%	1.80%
Total expenses after fees waived and before fees paid indirectly	1.45%	[5]	1.44%	1.37%	1.42%	1.43%	1.40%
Total expenses after fees waived and paid indirectly	1.45%	[5]	1.44%	1.37%	1.42%	1.43%	1.40%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.10%	[5]	1.03%	0.92%	0.86%	0.78%	0.75%
Net investment income	5.60%	[5]	6.19%	5.80%	6.60%	6.97%	7.07%

Supplemental Data
Net assets end of period (000)	$168,492		$161,269	$172,428	$163,215	$140,510	$150,357
Portfolio turnover rate	2%		27%	16%	26%	12%	30%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)
	Six Months Ended October 31, 2014		Year Ended April 30,
	(Unaudited)		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$16.22		$16.85	$16.36	$14.63	$14.51	$12.04
Net investment income[1]	0.31		0.74	0.90	1.02	1.06	1.10
Net realized and unrealized gain (loss)	0.25		(0.55)	0.52	1.48	(0.15)	2.16
Distributions to AMPS Shareholders from net investment income	(0.00)[2]		(0.01)	(0.02)	(0.02)	(0.04)	(0.04)
Net increase (decrease) from investment operations	0.56		0.18	1.40	2.48	0.87	3.22
Distributions to Common Shareholders from net investment income[3]	(0.34)		(0.81)	(0.91)	(0.75)	(0.75)	(0.75)
Net asset value, end of period	$16.44		$16.22	$16.85	$16.36	$14.63	$14.51
Market price, end of period	$16.10		$16.61	$16.64	$16.06	$15.06	$14.89

Total Return Applicable to Common Shareholders[4]
Based on net asset value	3.49%	[5]	1.17%	8.72%	17.27%	5.96%	26.97%
Based on market price	(1.03)%	[5]	4.91%	9.37%	11.83%	6.29%	23.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	0.74%	[7]	0.84%	0.94%	0.99%	1.03%	1.06%
Total expenses after fees waived and paid indirectly[6]	0.74%	[7]	0.84%	0.94%	0.99%	1.03%	1.06%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,8]	0.74%	[7,9]	0.84% [9]	0.93% [9]	0.98% [9]	1.02%	1.05%
Net investment income[6]	3.86%	[7]	4.61%	5.38%	6.57%	7.26%	8.08%
Distributions to AMPS Shareholders	0.02%	[7]	0.05%	0.13%	0.13%	0.24%	0.28%
Net investment income to Common Shareholders	3.84%	[7]	4.56%	5.25%	6.44%	7.02%	7.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$332,605		$328,163	$340,990	$331,058	$296,082	$293,549
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$59,700		$67,950	$161,250	$173,850	$173,850	$173,850
Portfolio turnover rate	3%		8%	14%	18%	9%	6%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$164,282		$145,738	$77,867	$72,607	$67,579	$67,215
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Does not reflect the effect of distributions to AMPS Shareholders.
[7]	Annualized.
[8]	Interest expense and fees related to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[9]	For the six months ended October 31, 2014 and the years ended April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs and remarketing fees was 0.71%, 0.79%, 0.85% and 0.90% respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	55

Financial Highlights	BlackRock Municipal Income Trust (BFK)
	Six Months Ended October 31, 2014		Year Ended April 30,
	(Unaudited)		2014	2013	2012		2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$14.27		$15.40	$14.53	$12.16		$13.23		$10.74
Net investment income[1]	0.44		0.93	0.93	0.95		1.01		1.03
Net realized and unrealized gain (loss)	0.69		(1.15)	0.90	2.39		(1.11)		2.42
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.02)		(0.03)
Net increase (decrease) from investment operations	1.13		(0.22)	1.83	3.33		(0.12)		3.42
Distributions to Common Shareholders from net investment income[2]	(0.45)		(0.91)	(0.96)	(0.96)		(0.95)		(0.93)
Net asset value, end of period	$14.95		$14.27	$15.40	$14.53		$12.16		$13.23
Market price, end of period	$13.85		$13.57	$15.40	$14.83		$12.35		$13.44

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.24%	[4]	(0.72)%	12.84%	28.24%		(1.04)%		32.75%
Based on market price	5.45%	[4]	(5.59)%	10.55%	28.87%		(1.07)%		30.49%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	[5]	1.71%	1.71%	1.45%	[6]	1.26%	[6]	1.26%	[6]
Total expenses after fees waived and paid indirectly	1.61%	[5]	1.71%	1.71%	1.45%	[6]	1.24%	[6]	1.15%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.04%	[5]	1.07%	1.05%	1.14%	6.8	1.14%	[6]	1.07%	[6]
Net investment income	5.98%	[5]	6.81%	6.13%	7.06%	[6]	7.84%	[6]	8.37%	[6]
Distributions to AMPS Shareholders	—		—	—	0.07%		0.20%		0.23%
Net investment income to Common Shareholders	5.98%	[5]	6.81%	6.13%	6.99%		7.64%		8.14%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$668,981		$638,577	$688,707	$648,497		$541,097		$587,250
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$270,875		$270,875
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800		—		—
Portfolio turnover rate	3%		20%	13%	17%		18%		32%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$74,941		$79,201
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$347,039		$335,811	$354,323	$339,474		—		—
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Does not reflect the effect of distributions to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.10%.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
	Six Months Ended October 31, 2014		Year Ended April 30,
	(Unaudited)		2014	2013		2012		2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$14.18		$15.45	$15.07		$13.11		$13.86		$11.87
Net investment income[1]	0.35		0.72	0.80		0.90		0.98		0.92
Net realized and unrealized gain (loss)	0.58		(1.21)	0.45		1.99		(0.81)		1.83
Distributions to AMPS Shareholders from net investment income	—		—	(0.00)[2]		(0.02)		(0.03)		(0.04)
Net increase (decrease) from investment operations	0.93		(0.49)	1.25		2.87		0.14		2.71
Distributions to Common Shareholders from net investment income[3]	(0.37)		(0.78)	(0.87)		(0.91)		(0.89)		(0.72)
Net asset value, end of period	$14.74		$14.18	$15.45		$15.07		$13.11		$13.86
Market price, end of period	$12.78		$12.90	$15.04		$15.27		$12.99		$13.88

Total Return Applicable to Common Shareholders[4]
Based on net asset value	6.95%	[5]	(2.24)%	8.45%		22.57%		1.07%		23.80%
Based on market price	1.93%	[5]	(8.64)%	4.19%		25.34%		0.00%		49.41%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.95%	[6]	2.08%	2.09%	[7]	1.72%	[7]	1.56%	[7]	1.60%	[7]
Total expenses after fees waived and paid indirectly	1.95%	[6]	2.08%	2.09%	[7]	1.71%	[7]	1.55%	[7]	1.59%	[7]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.36%	[6]	1.42%	1.44%	[7,9]	1.58%	[7,9]	1.43%	[7]	1.57%	[7]
Net investment income	4.79%	[6]	5.26%	5.16%	[7]	6.30%	[7]	7.28%	[7]	6.94%	[7]
Distributions to AMPS Shareholders	—		—	0.03%		0.13%		0.25%		0.28%
Net investment income to Common Shareholders	4.79%	[6]	5.26%	5.13%		6.17%		7.03%		6.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$29,954		$28,824	$31,396		$30,579		$26,574		$28,038
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$16,325		$16,325		$16,325
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$16,300		$16,300	$16,300		—		—		—
Portfolio turnover rate	6%		15%	14%		34%		17%		19%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$71,828		$65,697		$67,939
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$283,769		$276,834	$292,616		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Does not reflect the effect of distributions to AMPS Shareholders.
[8]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP shares, respectively.
[9]	For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.43% and 1.52%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	57

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)
	Six Months Ended October 31, 2014		Year Ended April 30,
	(Unaudited)		2014	2013	2012		2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$14.11		$15.28	$14.43	$12.27		$13.00		$10.95
Net investment income[1]	0.42		0.86	0.85	0.89		0.94		0.96
Net realized and unrealized gain (loss)	0.69		(1.14)	0.89	2.17		(0.77)		1.96
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.02)		(0.03)
Net increase (decrease) from investment operations	1.11		(0.28)	1.74	3.05		0.15		2.89
Distributions to Common Shareholders from net investment income[2]	(0.44)		(0.89)	(0.89)	(0.89)		(0.88)		(0.84)
Net asset value, end of period	$14.78		$14.11	$15.28	$14.43		$12.27		$13.00
Market price, end of period	$13.54		$13.26	$14.97	$14.38		$11.88		$12.95

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.26%	[4]	(0.94)%	12.29%	25.65%		1.19%		27.36%
Based on market price	5.53%	[4]	(4.99)%	10.40%	29.32%		(1.65)%		36.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.74%	[5]	1.87%	1.84%	1.55%	[6]	1.39%	[6]	1.36%	[6]
Total expenses after fees waived and paid indirectly	1.74%	[5]	1.87%	1.84%	1.55%	[6]	1.39%	[6]	1.36%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.16%	[5]	1.21%	1.17%	1.23%	[6,8]	1.28%	[6]	1.26%	[6]
Net investment income	5.74%	[5]	6.40%	5.68%	6.64%	[6]	7.38%	[6]	7.91%	[6]
Distributions to AMPS Shareholders	—		—	—	0.07%		0.19%		0.22%
Net investment income to Common Shareholders	5.74%	[5]	6.40%	5.68%	6.57%		7.19%		7.69%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$107,995		$103,069	$111,603	$105,309		$89,481		$94,736
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$42,975		$42,975
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900		$42,900	$42,900	$42,900		—		—
Portfolio turnover rate	4%		22%	18%	30%		20%		32%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$77,055		$80,113
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$351,737		$340,253	$360,148	$345,474		—		—
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Does not reflect the effect of distributions to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.19%.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”) (collectively, together with BKN, the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the 1940 Act, as diversified, closed-end management investment companies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Board of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/ trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	59

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Other: Expenses directly related to a Trust or its classes are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended October 31, 2014, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Trusts at October 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at October 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At October 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability For TOB Trust Certificates	Range of Interest Rates
BKN	$53,179,962	$28,684,555	0.05% – 0.25%
BTA	$138,969,491	$85,066,267	0.05% – 0.24%
BKK	$5,650,450	$3,750,000	0.22%
BFK	$217,690,722	$122,687,926	0.05% – 0.25%
BPS	$2,819,338	$1,543,441	0.06%
BSD	$33,620,979	$19,308,550	0.05% – 0.25%

For the six months ended October 31, 2014, the Trusts’ average TOB Trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$25,622,889	0.62%
BTA	$86,528,914	0.56%
BKK	$3,750,000	0.59%
BFK	$124,162,039	0.59%
BPS	$1,211,939	0.60%
BSD	$19,946,130	0.59%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	61

Notes to Financial Statements (continued)

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2014
		Value
		Derivative Assets
	Statements of Assets and Liabilities Location	BKN	BTA	BFK	BPS	BSD
Interest rate contracts	Net unrealized appreciation[1]	$156,239	$14,855	$140,476	$21,118	$24,249
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2014
	Net Realized (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
	BKN	BTA	BFK	BKN	BTA	BFK
Interest rate contracts:
Financial futures contracts	$(722,250)	$(199,900)	$(2,179,432)	$226,005	$20,467	$365,584

	BPS	BSD	BPS	BSD
Interest rate contracts:
Financial futures contracts	$(153,784)	$(349,009)	$40,136	$60,640

For the six months ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN	BTA	BFK	BPS	BSD
Financial futures contracts:
Average number of contracts sold	285	70	522	20	83
Average notional value of contracts sold	$35,763,742	$8,783,906	$65,502,844	$2,533,531	$10,415,203

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

	BKN	BTA	BKK	BFK	BPS	BSD
Investment Advisory Fee	0.35%	1.00%	0.50%	0.60%	0.60%	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average weekly value of each Trust’s total assets minus its total accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus its total liabilities.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to each of the Trust pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Trust to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to each Trust, expired.

BKN has an Administration Agreement with the Manager. The Administration fee paid to the manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets including proceeds from the issuance of Preferred Shares and TOBs.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

6. Purchases and Sales:

For the six months ended October 31, 2014, purchases and sales of investments excluding short-term securities were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Purchases	$86,873,067	$6,423,406	$12,974,175	$44,312,141	$5,019,198	$7,225,987
Sales	$83,089,056	$10,976,266	$26,557,690	$34,364,840	$2,590,782	$7,710,732

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	63

Notes to Financial Statements (continued)

As of April 30, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2015	—	—	—	$606,017	—	—
2016	—	$22,052,642	—	10,207,532	$127,957	—
2017	$2,716,981	6,882,935	—	2,065,704	929,529	$3,887,588
2018	1,174,679	4,821,726	—	2,455,638	586,549	2,381,683
2019	—	951,237	$754,685	—	—	2,978,126
No expiration date[1]	1,215,208	5,634,018	—	505,920	716,368	189,127
Total	$5,106,868	$40,342,558	$754,685	$15,840,811	$2,360,403	$9,436,524
[1]	Must be utilized prior to losses subject to expiration.

As of October 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD

Tax cost	$358,819,822	$150,914,401	$361,432,494	$890,170,252	$42,370,004	$139,024,246
Gross unrealized appreciation	43,821,942	20,216,985	29,634,375	92,349,242	3,637,989	15,881,042
Gross unrealized depreciation	(2,511,613)	(2,669,916)	(1,553,750)	(14,608,017)	(47,673)	(2,117,535)
Net unrealized appreciation	$41,310,329	$17,547,069	$28,080,625	$77,741,225	$3,590,316	$13,763,507

8. Principal Risks:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of October 31, 2014, BKN invested a significant portion of its assets in securities in the county/city/special district/school district and health sectors. BTA and BPS invested a significant portion of their assets in securities in the health sector. BKK invested a significant portion of its assets in securities in the utilities sector. BFK and BSD invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015 and recently has been extended for certain covered funds. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BKN	BFK
Six Months Ended October 31, 2014	—	—
Year Ended April 30, 2014	10,644	12,577
Shares issued and outstanding remained constant for BTA, BKK, BPS and BSD for the six months ended October 31, 2014 and the year ended April 30, 2014.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares, if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BPS has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BPS is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BPS is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of six months October 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BPS	6/14/12	163	$16,300,000	7/01/42
SEMI-ANNUAL REPORT	OCTOBER 31, 2014	65

Notes to Financial Statements (continued)

BPS entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BPS and the liquidity provider is for a 364 day term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BPS does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BPS is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. There is no assurance BPS will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BPS is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BPS is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BPS. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BPS must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2014, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BPS may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. None of the VRDP Shares were tendered for remarketing during the six months ended October 31, 2014.

The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2014 were as follows:

BPS
Rate	1.00%

Upon issuance of the VRDP Shares on June 14, 2012, BPS announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BPS is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BPS will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BPS redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and BPS may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

VRDP Shares issued and outstanding remained constant for the six months ended October 31, 2014.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share , in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the six months ended October 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/11	1,259	$125,900,000	12/31/15
BFK	12/16/11	2,708	$270,800,000	12/31/15
BSD	12/16/11	429	$42,900,000	12/31/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. During the period, the term dates for each VMTP Trust was extended until December 31, 2015. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2014 the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended October 31, 2014 were as follows:

	BKN	BFK	BSD
Rate	1.05%	1.05%	1.05%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended October 31, 2014.

Offering Costs: Certain Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	67

Notes to Financial Statements (continued)

AMPS

The AMPS are redeemable at the option of BKK, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of BKK approved an amendment to BKK’s Governing Instrument. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of BKK believes the removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

The AMPS outstanding as of the six months ended October 31, 2014 were as follows:

	Series	AMPS	Effective Yield	Reset Frequency Days	Moody’s Rating
BKK	F-7	796	0.08%	7	Aa1
	M-7	796	0.08%	7	Aa1
	W-7	796	0.08%	7	Aa1

Dividends on seven day AMPS are cumulative at a rate which is reset every seven days, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK for the period were as follows:

	Series	Low	High	Average
BKK	F-7	0.08%	0.20%	0.11%
	M-7	0.08%	0.20%	0.11%
	W-7	0.07%	0.20%	0.11%

Since February 13, 2008, the AMPS of BKK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.07% to 0.20% for the six months ended October 31, 2014. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a trust’s AMPS than buyers. A successful auction for the Trust’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the six months ended October 31, 2014, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/09/14	110	$2,750,000
	M-7	6/10/14	110	$2,750,000
	W-7	6/05/14	110	$2,750,000
68	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

During the year ended April 30, 2014, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	W-7	5/23/2013	82	$2,050,000
	F-7	5/28/2013	82	$2,050,000
	M-7	5/28/2013	82	$2,050,000
	W-7	8/1/2013	413	$10,325,000
	F-7	8/5/2013	413	$10,325,000
	M-7	8/6/2013	413	$10,325,000
	F-7	9/9/2013	98	$2,450,000
	M-7	9/10/2013	98	$2,450,000
	W-7	9/12/2013	98	$2,450,000
	F-7	10/7/2013	89	$2,225,000
	M-7	10/8/2013	89	$2,225,000
	W-7	10/10/2013	89	$2,225,000
	W-7	11/29/2013	132	$3,300,000
	F-7	12/2/2013	132	$3,300,000
	M-7	12/3/2013	132	$3,300,000
	M-7	12/31/2013	111	$2,775,000
	W-7	1/2/2014	111	$2,775,000
	F-7	1/6/2014	111	$2,775,000
	W-7	1/16/2014	114	$2,850,000
	F-7	1/21/2014	114	$2,850,000
	M-7	1/21/2014	114	$2,850,000
	W-7	2/27/2014	205	$5,125,000
	F-7	3/3/2014	205	$5,125,000
	M-7	3/4/2014	205	$5,125,000

During the year ended April 30, 2013, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	1/22/13	142	$3,550,000
	M-7	1/22/13	142	$3,550,000
	W-7	1/24/13	142	$3,550,000
	F-7	1/28/13	26	$650,000
	M-7	1/29/13	26	$650,000
	W-7	1/31/13	26	$650,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend for the following amounts per share on December 1, 2014 to Common Shareholders of record on November 14, 2014:

Common Dividend Per Share
BKN	$0.0800
BTA	$0.0580
BKK	$0.0540
BFK	$0.0751
BPS	$0.0610
BSD	$0.0740
SEMI-ANNUAL REPORT	OCTOBER 31, 2014	69

Notes to Financial Statements (concluded)

Additionally, the Trusts declared dividends on December 1, 2014 payable to Common Shareholders of record on December 12, 2014:

	Per Common Share
	Tax-Exempt Dividends Declared	Ordinary Dividends Declared
BKN	$0.0800	$0.0007
BTA	$0.0580	$0.0010
BKK	$0.0540	—
BFK	$0.0751	$0.0066
BPS	$0.0610	$0.0016
BSD	$0.0740	$0.0027

The dividends declared on Preferred Shares for the period November 1, 2014 to November 30, 2014 were as follows:

	Series	Dividends Declared
BKN VMTP Shares	W-7	$108,274
BKK AMPS Shares	M-7	$1,537
	W-7	$1,574
	F-7	$1,374
BFK VMTP Shares	W-7	$232,887
BPS VRDP Shares	W-7	$13,348
BSD VMTP Shares	W-7	$36,894

On October 17, 2014, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	11/10/14	80	$2,000,000
	M-7	11/12/14	80	$2,000,000
	W-7	11/06/14	80	$2,000,000

The Board of Trustees of each of BPS and MPA approved the reorganization of BPS into MPA, with MPA being the surviving Fund (the “Reorganization”).

It is currently expected that the Reorganization will be completed in early 2015, subject to required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Investment Quality Municipal Trust Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), The BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and The BlackRock Strategic Municipal Trust (“BSD,” and together with BKN, BTA, BKK, BFK and BPS, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each of BKN, BKK, BFK, BPS and BSD considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each of BKN, BFK, BPS and BSD has redeemed 100% of its outstanding AMPS and BKK has redeemed 66.4% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	71

Disclosure of Investment Advisory Agreements (continued)

investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and, with respect to BKN, BTA, BFK, BPS and BSD, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category, and with respect to BKN, BTA, BFK, BPS and BSD, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
72	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements (continued)

The Board of BKN noted that for the one-, three- and five-year periods reported, BKN ranked in the second, first and first quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of BTA noted that for the one-, three- and five-year periods reported, BTA ranked in the second, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of BFK noted that for the one-, three- and five-year periods reported, BFK ranked in the third, first and first quartiles, respectively, against its Customized Lipper Peer Group Composite

The Board of BPS noted that for the one-, three- and five-year periods reported, BPS ranked in the fourth, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of BSD noted that for the one-, three- and five-year periods reported, BSD ranked in the fourth, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BKN, BTA, BFK, BPS and BSD in that it measures a blend of total return and yield.

The Board of each of BFK, BPS and BSD and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the one-year period and noted that they will monitor its respective Fund’s performance.

The Board of BKK noted that for the one-, three- and five-year periods reported, BKK ranked in the first, first and second quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BKK in that it measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of its Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of each of BKN and BKK noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of BTA noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to BTA’s Expense Peers.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	73

Disclosure of Investment Advisory Agreements (concluded)

The Board of each of BFK and BSD noted that its respective Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers.

The Board of BPS noted that BPS’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to BPS’s Expense Peers. The Board of BPS determined that BPS’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by BPS’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of, except with respect to BKK, the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, were satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Officers and Trustees

Richard E.Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson
   of the Audit Committee and Trustee

Paul L. Audet, Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and
   Anti-Money Laundering Officer

Janey Ahn, Secretary

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agent CitiGroup Global Markets, Inc. New York, NY 10179	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036
Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	AMPS Auction Agent The Bank of New York Mellon New York, NY 10286	VRDP Liquidity Provider Citibank, N.A. New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	75

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Each Trust, approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BKN	15,208,425	301,221	0	15,168,794	340,852	0	15,113,012	396,634	0
BTA	10,211,152	196,308	0	10,182,665	224,795	0	10,167,687	239,773	0
BKK	18,538,451	418,654	0	18,543,125	413,980	0	18,524,619	432,486	0
BFK	39,972,520	741,079	0	39,938,206	775,393	0	39,816,956	896,643	0
BPS	1,763,317	41,978	0	1,759,467	45,828	0	1,759,467	45,828	0
BSD	6,055,083	171,175	0	6,041,136	185,122	0	5,976,850	249,408	0

	W. Carl Kester
	Votes For	Votes Withheld	Abstain
BKN[1]	1,259	0	0
BTA	10,190,691	216,769	0
BKK[1]	1,979	92	0
BFK[1]	2,708	0	0
BPS[1]	163	0	0
BSD[1]	429	0	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

[1]	Voted on by holders of preferred shares only.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Additional Information (concluded)

General Information (concluded)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report. BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	77

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This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI6-10/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Municipal Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Trust

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Trust

Date: January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Municipal Trust

Date: January 2, 2015
3